                                                                    EXHIBIT 10.3


================================================================================



                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT



                           dated as of August 8, 1997


                                      among


                          AMB Current Income Fund, Inc.


                             The Banks Listed Herein


                                       and


                   Morgan Guaranty Trust Company of New York,
                                    as Agent



================================================================================

                                TABLE OF CONTENTS


                                                                                    Page
                                                                                    ----

                                    ARTICLE I

                                   DEFINITIONS.......................................  2

SECTION 1.1.   Definitions...........................................................  2
SECTION 1.2.   Accounting Terms and Determinations................................... 25
SECTION 1.3.   Types of Borrowings................................................... 25

                                    ARTICLE II

                                    THE CREDITS...................................... 26

SECTION 2.1.   Commitments to Lend................................................... 26
SECTION 2.2.   Notice of Borrowing................................................... 26
SECTION 2.3.   Notice to Banks; Funding of Loans..................................... 27
SECTION 2.4.   Notes................................................................. 28
SECTION 2.5.   Maturity of Loans..................................................... 28
SECTION 2.6.   Interest Rates........................................................ 29
SECTION 2.7.   Fees.................................................................. 30
SECTION 2.8.   Mandatory Expiration.................................................. 30
SECTION 2.9.   Mandatory Prepayment.................................................. 32
SECTION 2.10.  Optional Prepayments.................................................. 33
SECTION 2.11.  General Provisions as to Payments..................................... 34
SECTION 2.12.  Funding Losses........................................................ 35
SECTION 2.13.  Computation of Interest and Fees...................................... 35
SECTION 2.14.  Use of Proceeds....................................................... 35

                                   ARTICLE III

                                    CONDITIONS....................................... 36

SECTION 3.1.   Closing............................................................... 36
SECTION 3.2.   Borrowings............................................................ 39
SECTION 3.3.   Borrowing Base Properties............................................. 40
SECTION 3.4.   Conditions Precedent to New Acquisitions
               and Additional Real Property Assets................................... 41

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES.............................. 43

SECTION 4.1.   Existence and Power................................................... 43
SECTION 4.2.   Power and Authority................................................... 43
SECTION 4.3.   No Violation.......................................................... 43
SECTION 4.4.   Financial Information................................................. 44
SECTION 4.5.   Litigation............................................................ 44
SECTION 4.6.   Compliance with ERISA................................................. 45
SECTION 4.7.   Environmental Matters................................................. 45
SECTION 4.8.   Taxes................................................................. 46
SECTION 4.9.   Full Disclosure....................................................... 46
SECTION 4.10.  Solvency.............................................................. 46

                                                                                    Page
                                                                                    ----
SECTION 4.11.  Use of Proceeds; Margin Regulations................................... 46
SECTION 4.12.  Governmental Approvals................................................ 47
SECTION 4.13.  Investment Company Act; Public Utility Holding Company Act............ 47
SECTION 4.14.  Closing Date Transactions............................................. 47
SECTION 4.15.  Representations and Warranties in Loan Documents...................... 47
SECTION 4.16.  Patents, Trademarks, Etc.............................................. 47
SECTION 4.17.  Ownership of Property................................................. 48
SECTION 4.18.  No Default............................................................ 48
SECTION 4.19.  Licenses, Etc......................................................... 48
SECTION 4.20.  Compliance With Law................................................... 48
SECTION 4.21.  No Burdensome Restrictions............................................ 48
SECTION 4.22.  Brokers' Fees......................................................... 49
SECTION 4.23.  Labor Matters......................................................... 49
SECTION 4.24.  Insurance............................................................. 49
SECTION 4.25.  Organizational Documents.............................................. 49
SECTION 4.26.  Principal Offices..................................................... 49

                                    ARTICLE V

                       AFFIRMATIVE AND NEGATIVE COVENANTS............................ 49

SECTION 5.1.   Information........................................................... 49
SECTION 5.2.   Payment of Obligations................................................ 54
SECTION 5.3.   Maintenance of Property; Insurance.................................... 54
SECTION 5.4.   Conduct of Business and Maintenance of Existence...................... 54
SECTION 5.5.   Compliance with Laws.................................................. 54
SECTION 5.6.   Inspection of Property, Books and Records............................. 55
SECTION 5.7.   Existence............................................................. 55
SECTION 5.8.   Certain Requirements for the Borrowing Base Properties................ 55
SECTION 5.9.   Financial Covenants................................................... 55
SECTION 5.10.  Restriction on Fundamental Changes.................................... 57
SECTION 5.11.  Liens; Release of Liens............................................... 58
SECTION 5.12.  Sale of Borrowing Base Properties..................................... 58
SECTION 5.13.  Changes in Business................................................... 58
SECTION 5.14.  Fiscal Year; Fiscal Quarter........................................... 59
SECTION 5.15.  Intentionally Omitted................................................. 59
SECTION 5.16.  Margin Stock.......................................................... 59
SECTION 5.17.  Annual Appraisal...................................................... 59
SECTION 5.18.  Initial Valuation Date................................................ 59
SECTION 5.19.  Restrictions on Recourse Debt......................................... 59
SECTION 5.20.  Covenant Restrictions................................................. 59

                                   ARTICLE VI

                                    DEFAULTS......................................... 59

SECTION 6.1.   Events of Default..................................................... 59
SECTION 6.2.   Rights and Remedies................................................... 62

                                                                                    Page
                                                                                    ----
SECTION 6.3.   Notice of Default..................................................... 63

                                   ARTICLE VII

                                    THE AGENT........................................ 64

SECTION 7.1.   Appointment and Authorization......................................... 64
SECTION 7.2.   Agent and Affiliates.................................................. 64
SECTION 7.3.   Action by Agent....................................................... 64
SECTION 7.4.   Consultation with Experts............................................. 64
SECTION 7.5.   Liability of Agent.................................................... 64
SECTION 7.6.   Indemnification....................................................... 65
SECTION 7.7.   Credit Decision....................................................... 65
SECTION 7.8.   Successor Agent....................................................... 65

                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES................................. 66

SECTION 8.1.   Basis for Determining Interest Rate Inadequate or Unfair.............. 66
SECTION 8.2.   Illegality............................................................ 67
SECTION 8.3.   Increased Cost and Reduced Return..................................... 67
SECTION 8.4.   Taxes................................................................. 69
SECTION 8.5.   Base Rate Loans Substituted for Affected Euro-Dollar Loans............ 71

                                   ARTICLE IX

                       THE AMB CONSOLIDATION TRANSACTIONS............................ 71

SECTION 9.1.   The AMB Consolidation Transactions.................................... 71
SECTION 9.2.   Consent of Banks; Assumption by New Borrower.......................... 72
SECTION 9.3.   Effect of Merger and New Borrower Assumption.......................... 74
SECTION 9.4.   Effect of IPO......................................................... 75

                                    ARTICLE X

                                 MISCELLANEOUS...................................... 76

SECTION 10.1.  Notices.............................................................. 76
SECTION 10.2.  No Waivers........................................................... 77
SECTION 10.3.  Expenses; Indemnification............................................ 77
SECTION 10.4.  Sharing of Set-Offs.................................................. 78
SECTION 10.5.  Amendments and Waivers............................................... 79
SECTION 10.6.  Successors and Assigns............................................... 80
SECTION 10.7.  Collateral........................................................... 82
SECTION 10.8.  Governing Law; Submission to Jurisdiction............................ 82
Section 10.9.  Marshalling; Recapture............................................... 82

                                                                                    Page
                                                                                    ----
SECTION 10.10. Counterparts; Integration; Effectiveness............................. 83
SECTION 10.11. WAIVER OF JURY TRIAL................................................. 83
SECTION 10.12. Survival............................................................. 83
SECTION 10.13. Domicile of Loans.................................................... 83
SECTION 10.14. Limitation of Liability.............................................. 83
SECTION 10.15. Recourse............................................................. 84
SECTION 10.16. Confidentiality...................................................... 84


EXHIBITS AND SCHEDULES

Exhibit A    -    Note
Exhibit B    -    Borrowing Base Properties
Exhibit C    -    Assignment and Assumption Agreement
Exhibit D    -    New Borrower Assumption Agreement
Exhibit E    -    New Borrower Note
Exhibit F    -    List of Assumption Documents
Exhibit G    -    Form of Borrowing Base Property Certificate
Exhibit H    -    Form of General Partner Guaranty

Schedule 4.17(a)   -   Real Property Assets
Schedule 4.17(b)   -   Liens

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


      THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of August 8, 1997 by and among AMB CURRENT INCOME FUND, INC., a Maryland corporation (the "Borrower"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

      WHEREAS, certain of the Banks previously agreed to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in that certain Revolving Credit Agreement, dated as of October 25, 1996, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of January 17, 1997 (as so amended, the "Existing Credit Agreement"); and

      WHEREAS, the Borrower and the Banks wish to amend and restate the provisions of the Existing Credit Agreement in their entirety, as hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereby amend and restate the Existing Credit Agreement and agree as follows:

      I. The Existing Credit Agreement is hereby amended, restated, replaced and modified so that all of the terms and conditions of the aforesaid Existing Credit Agreement shall be restated and replaced in their entirety as set forth herein, and the Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of this Agreement.

      II. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date hereof.

      III. Any reference to the Existing Credit Agreement in the Guaranty or any other instrument or document executed in connection with the Existing Credit Agreement shall be deemed to refer to this Agreement.

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

      "Acquisition Price" means (i) the purchase price of a Real Property Asset as set forth in the applicable purchase and sale agreement, (ii) increases or reductions to such purchase price as provided in such purchase and sale agreement or the final closing statement, (iii) the acquisition advisory fee paid to the Advisor, if applicable, and (iv) reasonable closing costs to the extent incurred by Borrower, RIF or AIF or any Consolidated Subsidiary of RIF or AIF in connection with such acquisition, including but not limited to, brokerage fees, attorneys fees and expenses, due diligence expenses, appraisal fees, engineering and environmental fees, title insurance premiums, survey preparation costs, and recording fees.

      "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.6(b).

      "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

      "Advisor" means AMB Institutional Realty Advisors, Inc., a California corporation.

      "Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

      "Agreement" means this Amended and Restated Revolving Credit Agreement, as the same may from time to time hereafter be modified, supplemented or amended, as permitted herein.

      "AIF" means the AMB Industrial Income Fund, Inc., a Maryland corporation and a wholly-owned direct Subsidiary of the Borrower.

      "AMB Consolidation Transactions" means the transactions, including the Merger, which shall occur over time to effect the consolidation of the businesses, operations, assets and liabilities of the Borrower, AIF and RIF and their respective Subsidiaries, including, without limitation, any transfers and contributions by such entities which may be made, directly or indirectly, to the New Borrower to effect such consolidation.

      "Annual Appraisal" means the MAI appraisal, prepared annually with respect to each Real Property Asset in connection with each Valuation Date, by an appraisal company selected in the manner customarily used by Borrower in the selection of such appraisal companies.

      "Applicable Interest Rate" means (i) with respect to any Fixed Rate Indebtedness, the fixed interest rate applicable to such Fixed Rate Indebtedness at the time in question, and (ii) with respect to any Floating Rate Indebtedness, the lesser of (x) the rate at which the interest rate applicable to such Floating Rate Indebtedness could be fixed, at the time of calculation, by Borrower entering into an unsecured interest rate swap agreement (or, if such rate is incapable of being fixed by entering into an unsecured interest rate swap agreement at the time of calculation, a reasonably determined fixed rate equivalent), or (y) the rate at which the interest rate applicable to such Floating Rate Indebtedness is actually capped, at the time of calculation, if Borrower has entered into an interest rate cap agreement with respect thereto.

      "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office and (ii) in the case of its Euro- Dollar Loans, its Euro-Dollar Lending Office.

      "Applicable Margin" means, with respect to each Euro-Dollar Loan or Base Rate Loan, the respective percentages per annum determined, at any time, based on the range into which Borrower's Credit Rating (if any) then falls, in accordance with the table set forth below. Any change in Borrower's Credit Rating shall be effective immediately as of the date on which any of the Rating Agencies announces a change in the Borrower's Credit Rating or the date on which the Borrower has no Credit Rating, whichever is applicable. In the event that

Borrower receives two (2) Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two (2) Credit Ratings. In the event that Borrower receives more than two (2) Credit Ratings, and such ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event that only one of the Rating Agencies shall have set Borrower's Credit Rating, then the Applicable Margin shall be based on such rating only.

Range of                  Applicable
Borrower's                Margin for               Applicable
Credit Rating             Base Rate                Margin for Euro
(S&P/Moody's              Loans                    Dollar Loans
Ratings)                  (% per annum)            (% per annum)
-------------             -------------            ---------------

BBB/Baa2                  0.000                    1.250
BBB-/Baa3                 0.125                    1.375
Non-Invest-
ment Grade or
no rating                 0.250                    1.500


      "Appraised Value" shall mean, with respect to each applicable Valuation Date, the fair market value of a Real Property Asset as set forth in the Annual Appraisal of such Real Property Asset prepared on behalf of Borrower in connection with such Valuation Date.

      "Approved Bank" shall mean a bank which has (i)(a) a minimum net worth of $500,000,000 and/or (b) total assets of $10,000,000,000, and (ii) a minimum long term debt rating of (a) BBB+ or higher by S&P, and (b) Baa1 or higher by Moody's.

      "Approved Uses" has the meaning set forth in Section 2.14.

      "Assignee" has the meaning set forth in Section 10.6(c).

      "Assumption Agreement" means an Assumption Agreement in substantially the form of Exhibit D attached hereto and made a part hereof (with blanks appropriately completed) delivered to the Agent in connection with the assumption of this Agreement by the New Borrower in accordance with the provisions of Section 9.2.

      "Assumption Date" has the meaning set forth in Section 9.2.

      "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.6(c), and their respective successors.

      "Bankruptcy Code" means Title 11 of the United States Code, entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

      "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day or (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

      "Base Rate Loan" means a Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Borrowing or pursuant to Article VIII.

      "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

      "Borrower" means AMB Current Income Fund, Inc., a Maryland corporation, qualified as a real estate investment trust, and its permitted successors (including, without limitation, the New Borrower).

      "Borrower's Credit Rating" means the rating assigned by the Rating Agencies to Borrower's senior unsecured long term indebtedness.

      "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is
(i) a "Domestic Borrowing" if such Loans are Domestic Loans or (ii) a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

      "Borrowing Base Net Operating Cash Flow" means as of any date of determination with respect to the Borrowing

Base Properties, Property Income for the previous four consecutive quarters including the quarter then ended, but less (x) Property Expenses with respect to the Borrowing Base Properties for the previous four consecutive quarters including the quarter then ended, and (y) appropriate reserves for replacements of not less than $.50 per square foot per annum for each Borrowing Base Property that is primarily a retail use property and not less than $.35 per square foot per annum for each Borrowing Base Property that is primarily an industrial use property. For purposes of Section 5.1(m) hereof, the calculation of Borrowing Base Net Operating Cash Flow shall be made separately as to each Borrowing Base Property.

      "Borrowing Base Properties" has the meaning set forth in Section 3.3.

      "Borrowing Base Properties Value" means the aggregate of the Gross Asset Values of the Borrowing Base Properties.

      "Capital Expenditures" means, for any period, the sum of all expenditures (whether paid in cash or accrued as a liability) which are capitalized on the balance sheet of the Borrower in accordance with GAAP, but exclusive, however, with respect to any Real Property Asset acquired by the Borrower or a Consolidated Subsidiary within the previous twelve months, of those expenditures which the Borrower makes, or reasonably projects (as of the date of determination) to make, within twelve months after the date of such acquisition and excluding all expenditures made with respect to the acquisition of such Real Property Asset by the Borrower or such Consolidated Subsidiary.

      "Cash and Cash Equivalents" means (i) cash, (ii) direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by Approved Banks and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, Federal Farm Credit System securities,
(iv) time deposits, domestic and Euro-dollar certificates of deposit, bankers acceptances, commercial paper rated at least A-1 by S&P and

P-1 by Moody's Investors Service, Inc., and/or guaranteed by an Aa rating by Moody's Investors Service, Inc., an AA rating by S&P, or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by Approved Banks, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's Investors Service, Inc., and/or unconditionally guaranteed by an AA rating by S&P, an Aa2 rating by Moody's, or better rated credit, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's Investors Service, Inc. and/or SP-1 by S&P and/or guaranteed by an irrevocable letter of credit of an Approved Bank, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, and (viii) real estate loan pool participations, guaranteed by an AA rating given by S&P or an Aa2 rating given by Moody's Investors Service, Inc., or better rated credit.

      "Closing Date" means August 8, 1997.

      "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "Combined Gross Asset Value" shall be the aggregate Gross Asset Value of all Real Property Assets owned, directly or indirectly, by the Borrower; with respect to Real Property Assets held in Minority Holdings or Joint Ventures or Subsidiaries which are not Consolidated, only the portion of such Real Property Asset that is allocable, in accordance with GAAP, to Borrower's interest shall be included in Combined Gross Asset Value.

      "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof (and for each Bank which is an Assignee, the amount set forth in the Assumption Agreement entered into pursuant to Section 10.6(c) as the Assignee's Commitment), as such amount may be reduced from time to time pursuant to Section 2.10(c) or in connection with an assignment to an Assignee.

      "Commitment Fee" has the meaning set forth in Section 2.7(a).

      "Commitment Fee Percentage" means the applicable percentage per annum determined, at any time, based on the range into which Borrower's Credit Rating (if any) then falls, in accordance with the following table. Any change in the Commitment Fee Percentage shall be effective immediately as of the date on which any of the Rating Agencies announces a change in the Borrower's Credit Rating or the date on which the Borrower has no Credit Rating, whichever is applicable. In the event that Borrower receives two (2) Credit Ratings that are not equivalent, the Commitment Fee Percentage shall be determined by the lower of such two (2) Credit Ratings. In the event that Borrower receives more than two (2) Credit Ratings, and such ratings are not equivalent, the Commitment Fee Percentage shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event that only one of the Rating Agencies shall have set Borrower's Credit Rating, then the Commitment Fee Percentage shall be based on such rating only.

      The Commitment Fee Percentage during the time, from time to time, that Borrower's Credit Rating is BBB-/Baa3 or above, shall be 0.20%.

      The Commitment Fee Percentage during the time, from time to time, that Borrower's Credit Rating is below BBB-/Baa3 or that the Rating Agencies have not rated Borrower's senior unsecured long term indebtedness, shall be as follows:


                      Unused Facility               Unused Facility
                      greater                       equal to or less
                      than 50% of                   than 50% of
Leverage Ratio        Maximum Loan Amount           Maximum Loan Amount
--------------        -------------------           -------------------

Equal to or
greater than 30%             0.25%                  0.20%

Less than 30%                0.20%                  0.15%


      "Confirmation of Guaranty" means that certain Confirmation of Guaranty, dated as of the date hereof, by AIF and RIF.

      "Consent" has the meaning set forth in Section 9.2.

      "Consolidated" means "consolidated" in accordance with GAAP.

      "Consolidated Subsidiary" means at any date any Subsidiary of the Borrower that is Consolidated on the financial statements of the Borrower.

      "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' or partners' equity of the Borrower and its Consolidated Subsidiaries less their Consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means with respect to any such intangible assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business and write-ups of Real Property Assets based upon the fair market value ascribed to such Real Property Asset in an Annual Appraisal on a Valuation Date) in the book value of any asset owned by the Borrower or a Consolidated Subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

      "Construction Asset Cost" shall mean, with respect to Development Projects in which construction has begun (as evidenced by obtaining a permit to commence such construction by the applicable governmental authority) but has not yet been substantially completed (substantial completion shall be deemed to mean not less than 90% completion, as such completion shall be evidenced by a certificate of occupancy or its equivalent and the commencement of the payment of rent by tenants of such Development Project), the aggregate, good faith estimated cost of construction of such improvements (including land acquisition costs).

      "Contingent Obligation" as to any Person means, without duplication, (i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guaranteeing partially or in whole any non-recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the Applicable Interest Rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and
(b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of Borrower required to be delivered pursuant to Section 4.4 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder by the person entitled to performance or payment thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is directly or indirectly recourse to such Person), the amount of the guaranty, to the extent it is directly or indirectly recourse to such Person, shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations, (ii) in the case of joint and several guarantees given by a Person in whom Borrower owns an interest (which guarantees are non-recourse to Borrower), to the extent the guarantees, in the aggregate, exceed 15% of Combined Gross Asset Value, the amount which is the lesser of (x) the amount in excess of 15% or (y) the amount of Borrower's interest therein shall be deemed to be a Contingent Obligation of Borrower, and (iii) in the case of any other guaranty, (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Indebtedness of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn.

      "Debt" of any Person means, without duplication, (A) as shown on such Person's balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of the Borrower shall be deemed to include only Debt of the Borrower and its Consolidated Subsidiaries plus the Borrower's pro rata share (such share being based upon the Borrower's percentage ownership interest as shown on the Borrower's annual financial statements) of the Debt of any Person in which the Borrower, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to the Borrower or any Consolidated Subsidiary.

      "Debt Service" shall mean, measured as of the last day of each calendar quarter, an amount equal to the sum of (i) interest (whether accrued, paid or capitalized) actually payable by the Borrower and its Consolidated Subsidiaries, together with the Borrower's pro rata share of such interest actually payable by Minority Holdings and Joint Ventures, on their Debt for the previous four consecutive quarters including the quarter then ended, plus (ii) scheduled payments of principal on Debt of the Borrower and its Consolidated Subsidiaries (and the Borrower's pro rata share of such payments on Debt of Minority Holdings and Joint Ventures), whether or not actually paid (excluding balloon payments) for the previous four consecutive quarters including the quarter then ended.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Development Projects" shall have the meaning set forth in Section 5.1(l) hereof.

      "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City and/or San Francisco, California are authorized by law to close.

      "Domestic Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereto or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

      "Domestic Loans" means Base Rate Loans.

      "Effective Date" means the date this Agreement becomes effective in accordance with Section 10.10.

      "Environmental Affiliate" means any partnership, or joint venture, trust or corporation in which an equity interest is owned by the Borrower, either directly or indirectly.

      "Environmental Approvals" means any permit, license, approval, ruling, variance, exemption or other authorization required under applicable Environmental Laws by a court or governmental agency having jurisdiction.

      "Environmental Claim" means, with respect to any Person, any written notice, claim, demand or similar communication by any other Person having jurisdiction alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from
(i) the presence, or release into the environment, of any Hazardous Substances at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, of any applicable Environmental Law, in each case as to which there is a reasonable possibility of an adverse determination with respect thereto and which, if adversely determined, would have a Material Adverse Effect on the Borrower.

      "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

      "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

      "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

      "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth on the signature pages hereto, or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

      "Euro-Dollar Loan" means a Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Borrowing.

      "Event of Default" has the meaning set forth in Section 6.1.

      "Existing Credit Agreement" has the meaning set forth in the recitals of this Agreement.

      "Extension Date" shall have the meaning set forth in Section 2.8.

      "Extension Notice" shall have the meaning set forth in Section 2.8.

      "Extension Option" shall have the meaning set forth in Section 2.8.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System as constituted from time to time.

      "Fixed Charges" means with respect to any fiscal period, the sum of (a) interest expense according to GAAP (including capitalized interest) payable during such period, plus (b) the aggregate of all scheduled principal payments on Debt according to GAAP payable during that fiscal period and for Debt guaranteed under a Contingent Obligation (but excluding balloon payments of principal due upon the stated maturity of a Debt), plus (c) the aggregate of all dividends payable on the Borrower's or any Consolidated Subsidiary's preferred stock, to the extent such charges are paid or incurred, as applicable, by Borrower and its Consolidated Subsidiaries or, with respect to Minority Holdings and Joint Ventures, in each case to the extent of Borrower's or the applicable Consolidated Subsidiary's allocable share of such payments. For the purposes of this definition, (i) interest on Fixed Rate Indebtedness shall be the actual interest payable on such Debt and (ii) interest on Floating Rate Indebtedness shall be assumed to be the greater of (A) the actual interest payable on such Debt or (B) an assumed interest rate per annum to be approved by the Agent for tax-exempt Debt and an assumed interest rate of nine percent (9%) per annum for non-tax-exempt Debt, except that, if any of the foregoing in (A) or (B) above is subject to an interest rate cap agreement purchased by the Borrower or a Consolidated Subsidiary, the interest rate shall be assumed to be the lower of the actual interest payable on such Debt or the capped rate of such interest rate cap agreement. In no event shall any dividends payable on the Borrower's or any Consolidated Subsidiary's common stock be included in Fixed Charges.

      "Fixed Rate Indebtedness" means all Debt which accrues interest at a fixed rate.

      "Floating Rate Indebtedness" means all Debt which is not Fixed Rate Indebtedness and which is not a Contingent Obligation or an Unused Commitment.

      "Funds From Operations" means net income (computed in accordance with GAAP) before extraordinary items, excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

      "GAAP" means generally accepted accounting principles recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

      "General Partner Guaranty" means an Unconditional Guaranty Agreement in substantially the form of Exhibit H attached hereto and made a part hereof (with blanks appropriately completed) delivered to the Agent in connection with the guaranty by the general partner of the New Borrower of the New Borrower's obligations under this Agreement, in accordance with the provisions of Section 9.2.

      "Gross Asset Value" shall mean (i) with respect to a Real Property Asset that has not been subject to a Valuation Date (i.e., no Valuation Date has occurred more than twelve (12) months after Borrower acquired, directly or indirectly, the Real Property Asset), the Acquisition Price of such Real Property Asset plus any Capital Expenditures actually incurred by the Borrower or its Subsidiary in connection with such Real Property Asset (which, for the purpose of this definition shall include any expenditures that would have been considered Capital Expenditures except that they were made with respect to the acquisition by the Borrower or its Consolidated Subsidiaries of any interest in a Real Property Asset within twelve months after the date such interest in asset was acquired) and (ii) with respect to a Real Property Asset that has been subject to a Valuation Date (i.e., a Valuation Date has occurred more than twelve (12) months after Borrower acquired the Real Property Asset), the lower of (x) the Appraised Value of such asset or (y) the "carrying value" of such asset as determined by an internal review of the Borrower and (iii) with respect to a Borrowing Base Property from which a Separate Parcel which originally formed a part of such Borrowing Base Property is released or sold in accordance with this Agreement, until a Valuation Date occurs with respect to such remaining Borrowing Base Property (at which time the value shall be the lower of the Appraised Value or the "carrying value" of such asset), a value ascribed to such remaining Borrowing Base Property by the Agent in its sole discretion.

      "Guarantor" has the meaning ascribed to it in the Guaranty.

      "Guaranty" means that certain Unconditional Guaranty Agreement, dated as of October 25, 1996, by AIF and RIF, jointly and severally, as the same may be amended, supplemented, modified or restated from time to time.

      "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, identified as such as a matter of Environmental Law, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

      "Improved Asset" means a Real Property Asset upon which material construction of material improvements has commenced or upon which material improvements have been constructed.

      "Indemnitee" has the meaning set forth in Section 10.3(b).

      "Information" has the meaning set forth in Section 9.2.

      "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

            (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

            (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

            (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

            (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

            (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Base Rate Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Base Rate Loan shall have an Interest Period determined as set forth above.

      "Investment Grade Rating" means a rating for a Person's senior long-term unsecured debt of BBB- or better from S&P, and a rating of Baa3 or better from Moody's, if ratings from both Rating Agencies are obtained.

      "IPO" has the meaning set forth in Section 9.1.

      "Joint Ventures" means partnerships, corporations or other entities held or owned jointly by the Borrower or a Consolidated Subsidiary of Borrower and one or more Persons which Persons are not Consolidated with Borrower.

      "Leverage Ratio" has the meaning set forth in Section 5.9(a).

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Loan" means a Domestic Loan or a Euro-Dollar Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or any combination of the foregoing.

      "Loan Amount" shall mean the amount of Two Hundred Million Dollars ($200,000,000).

      "Loan Documents" means this Agreement, the Notes and the Guaranty.

      "London Interbank Offered Rate" has the meaning set forth in Section
2.6(b).

      "Mandatory Prepayment Event" has the meaning set forth in Section 2.9(d).

      "Margin Stock" shall have the meaning provided such term in Regulation U and Regulation G of the Federal Reserve Board.

      "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties or assets of the Borrower and its Consolidated Subsidiaries or (ii) the ability of the Borrower to pay debt service on the Loans, as such debt service becomes due from time to time.

      "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $5,000,000.

      "Maturity Date" shall have the meaning set forth in Section 2.8.

      "Maximum Loan Amount" means the Loan Amount, as the Loan Amount may be reduced pursuant to Section 2.10(c).

      "Merger" shall have the meaning set forth in Section 9.1.

      "Minority Holdings" means partnerships and corporations held or owned by the Borrower which are not Consolidated with Borrower on Borrower's financial statements.

      "Moody's" means Moody's Investors Service, Inc. and its successors.

      "Morgan" means Morgan Guaranty Trust Company of New York, in its individual capacity.

      "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

      "Net Income" shall mean net income of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP.

      "Net Operating Cash Flow" means, as of any date of determination, with respect to all Real Property Assets, Minority Holdings and Joint Ventures of Borrower and its Consolidated Subsidiaries (with respect to Minority Holdings and Joint Ventures, Borrower's or the applicable Consolidated Subsidiary's allocable share only), Property Income for the previous four consecutive quarters including the quarter then ended, but less (x) Property Expenses with respect to all such Real Property Assets, Minority Holdings and Joint Ventures (with respect to Minority Holdings and Joint Ventures, Borrower's or the applicable Consolidated Subsidiary's allocable share only) for the previous four consecutive quarters including the quarter then ended and (y) appropriate reserves for replacements of not less than $.50 per square foot per annum for each Real Property Asset that is primarily a retail use property and not less than $.35 per square foot per annum for each Real Property Asset that is primarily an industrial use property.

      "New Acquisitions" has the meaning set forth in Section 2.14.

      "New Borrower" has the meaning set forth in Section 9.1.

      "New Borrower Assumption" has the meaning set forth in Section 9.2.

      "New Borrower Notes" means promissory notes of the New Borrower, substantially in the form of Exhibit E hereto, evidencing the obligation of the New Borrower to repay the Loans, as the same may be amended, supplemented, modified or restated from time to time, and "New Borrower Note" means any one of such promissory notes issued hereunder.

      "Non-Recourse Debt" Debt of a Person for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions as fraud, misappropriation, misapplication and environmental indemnities as are usual and customary in similar transactions at the time such Debt is incurred).

      "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, as the same may be amended, supplemented, modified or restated from time to time, and "Note" means any one of such promissory notes issued hereunder.

      "Notice of Borrowing" means a Notice of Borrowing (as defined in Section 2.2).

      "Obligations" means all obligations, liabilities and indebtedness of every nature of the Borrower, from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Parent" means, with respect to any Bank, any Person controlling such Bank.

      "Participant" has the meaning set forth in Section 10.6(b).

      "Permitted Liens" means (a) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers' compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business; (b) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (c) Liens on property of either Borrower or any Subsidiary thereof in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation; (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary thereof and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the Borrower or Subsidiary; (e) statutory Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums not then due and payable (or which, if due and payable are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); (f) Liens not otherwise permitted by this definition and incurred in the ordinary course of business of the Borrower or any Subsidiary with respect to obligations which do not exceed $100,000 in principal amount with respect to any Separate Parcel and do not exceed $1,000,000 in principal amount in the aggregate, in each case at any one time outstanding; and (g) the interests of lessees and lessors under leases of real or personal property made in the ordinary course of business which would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

      "Person" means an individual, a corporation, a partnership, an association, a trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

      "Plan Asset Regulations" means the Department of Labor Regulation Section 2510.3-101, 29 C.F.R. Section 2510.3-101.

      "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

      "Pro-Forma Debt Service" means as of any date of determination, an amount equal to the greater of (x) the product of: (A) the average Unsecured Debt outstanding at the end of each of the previous four quarters, including the quarter then ended, as set forth on the Borrower's balance sheet, and (B) the Treasury Rate plus 1.75%, plus an amount equal to the principal that would be required to be repaid by applying a 25 year mortgage style amortization schedule thereto; and (y) Debt Service for Unsecured Debt for the previous four quarters including the quarter then ended.

      "Property Expenses" means, when used with respect to any Real Property Asset, the costs of maintaining such Real Property Asset, including, without limitation, taxes, insurance, repairs and maintenance, but excluding depreciation, amortization and interest costs and Capital Expenditures.

      "Property Income" means, when used with respect to any Real Property Asset, revenues therefrom (including, without limitation, lease termination fees appropriately amortized), less deferred rents receivable, calculated, in each case, in accordance with GAAP.

      "Rated Unsecured Debt" means, Investment Grade Debt which is Unsecured Debt and which has an Investment Grade Rating.

      "Rating Agencies" means, collectively, Standard & Poor's Ratings Group, Moody's Investors' Services, Inc., Duff & Phelps Credit Rating Co., and Fitch Investor Services, L.P., or any successor to any of the foregoing.

      "REOC" shall mean a "real estate operating company" within the meaning of
Section 2510.3-101(e) of the Plan Asset Regulations.

      "Required Occupancy Level" means, with respect to any Borrowing Base Property, that during any twelve (12) month period, no less than an average of 85% of the rentable square feet of such Borrowing Base Property is occupied by tenants pursuant to written leases for which no default has occurred beyond applicable notice and cure periods.

      "RIF" shall mean AMB Retail Income Fund, Inc., a Maryland corporation and a wholly-owned direct Subsidiary of the Borrower.

      "Real Property Assets" means the real property assets or interests therein (including interests in participating mortgages in which the Borrower's interest therein is characterized as equity according to GAAP) currently owned directly or indirectly by the Borrower or its Consolidated Subsidiaries (including the form the real property asset is held, such as a partnership, limited liability company or corporation) and listed on Schedule 4.17(a) annexed hereto, as such may be modified from time to time to reflect sales, transfers, assignments, conveyances, acquisitions and purchases of real property assets.

      "Recourse Debt" means Debt of a Person that is not Non-Recourse Debt.

      "Reference Bank" means the principal London offices of Morgan Guaranty Trust Company of New York.

      "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Required Banks" means at any time Banks having at least 66-2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66-2/3% of the aggregate unpaid principal amount of the Loans.

      "Secured Debt" means Debt of a Person that is secured by a Lien.

      "Separate Parcel" means a Real Estate Asset that is a single, legally subdivided, separately zoned parcel that can be legally transferred or conveyed separate and distinct from any other Real Estate Asset without benefit of any other Real Estate Asset.

      "Solvent" as to any Person shall mean that such Person is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code or Section 271 of the Debtor and Creditor Law of the State of New York.

      "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

      "Subsidiary Guaranties" shall have the meaning set forth in Section 9.2.

      "S&P" means S&P Ratings Group and its successors.

      "Term" has the meaning set forth in Section 2.8.

      "Termination Event" shall mean (i) a "reportable event", as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), or an event described in
Section 4062(e) of ERISA, (ii) the withdrawal by any member of the ERISA Group from a Multiemployer Plan during a plan year in which it is a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), or the incurrence of liability by any member of the ERISA Group under Section 4064 of ERISA upon the termination of a Multiemployer Plan,
(iii) the filing of a notice of intent to terminate any Plan under Section 4041 of ERISA, other than in a standard termination within the meaning of Section 4041 of ERISA, or the treatment of a Plan amendment as a distress termination under Section 4041 of ERISA, (iv) the institution by the PBGC of proceedings to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or cause a trustee to be appointed to administer, any Plan or (v) any other event or condition that might reasonably constitute grounds for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability or encumbrance or Lien on the Real Property Assets or any member of the ERISA Group under ERISA.

      "Title Company" means, with respect to each Borrowing Base Property, a title insurance company of recognized national standing.

      "Title Commitment" means, for each Borrowing Base Property, an ALTA fee or leasehold title commitment or title policy issued by the Title Company at the time of acquisition by the Borrower or its Subsidiary.

      "Total Liabilities" means, without duplication, all liabilities (determined in accordance with GAAP) and all other Debt (to the extent such Debt is not a "liability" as determined in accordance with GAAP) of the Borrower and its Consolidated Subsidiaries and Borrower's pro rata share of liabilities (including the pro rata share of Debt) of Minority Holdings and Joint Ventures, based on Borrower's percentage ownership of such Minority Holdings and Joint Ventures.

      "Treasury Rate" means, as of any date, a rate equal to the annual yield to maturity on the U.S. Treasury Constant Maturity Series with a ten year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, the Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten year maturities.

      "UCC Searches" has the meaning set forth in Section 3.1(n).

      "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

      "Unimproved Assets" means Real Property Assets (i) upon which no material construction of material improvements has been commenced and (ii) which are either not contiguous to an Improved Asset or, if contiguous to an Improved Asset, were not acquired at the same time as the Improved Asset, or if contiguous to an Improved Asset and acquired at the same time as an Improved Asset, the net operating income (capitalized in accordance with industry standard) of the Improved Asset was, at time of acquisition, insufficient to support the acquisition price of such Improved Asset plus an 8% rate of return on the investment; all Unimproved Assets will continue to be deemed Unimproved Assets until such time as the chief financial officer or chief accounting officer of Borrower shall certify to the Agent that material construction of material improvements has commenced thereon.

      "Unimproved Land Value" means the aggregate Gross Asset Value of Unimproved Assets.

      "United States" means the United States of America, including the states and the District of Columbia, but excluding its territories and possessions.

      "Unsecured Assets" means assets of a Person which are not subject to a Lien (other than Permitted Liens).

      "Unsecured Debt" means Debt of a Person which is not secured by a Lien.

      "Unsecured Senior Debt" means the Obligations and other Unsecured Debt of the Borrower.

      "Unused Commitments" means an amount equal to all unadvanced funds (other than unadvanced funds in connection with any construction loan) which any third party is obligated to advance to the Borrower or otherwise, pursuant to any loan document, written instrument or otherwise.

      "Unused Facility" shall mean the amount, calculated daily, by which the Commitments exceed the sum of the outstanding principal amount of the Loans.

      "Valuation Date" means September 30 of each year at which time the Borrower shall determine the Gross Asset Value of each Real Property Asset acquired directly or indirectly by Borrower or its Subsidiaries more than twelve
(12) months prior to the Valuation Date, or such other date(s) as determined by Borrower's board of directors, such that all such Real Property Assets are valued annually although such Valuation Date need not be the same date for all Real Property Assets.

      "VCOC" shall mean a "venture capital operating company" within the meaning of Section 2510.2-101(d) of the Plan Asset Regulations.

      SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited Consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend
Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks. The Agent acknowledges that GAAP for the Borrower and its Consolidated Subsidiaries is "current value reporting" as supplemented by National Counsel of Real Estate Investment Fiduciaries standards.

      SECTION 1.3. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans).

                                   ARTICLE II

                                   THE CREDITS

      SECTION 2.1. Commitments to Lend. During the Term, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. The aggregate amount of Loans to be made hereunder shall not exceed the Maximum Loan Amount. At no time shall there be more than ten (10) Euro-Dollar Loans outstanding. Each Borrowing under this subsection (a) shall be in an aggregate principal amount of not less than $5,000,000, or an integral multiple of $1,000,000 in excess thereof (except that any such Borrowing may be in the aggregate amount available in accordance with
Section 3.2(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Upon the expiration of the Term, the Banks shall have no further obligation to make loans to Borrower. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent required by Section 2.9 or permitted by Section 2.10, prepay Loans and reborrow at any time during the Term.

      SECTION 2.2. Notice of Borrowing. The Borrower shall give the Agent notice (a "Notice of Borrowing") not later than 1:00 p.m. (New York City time) (y) one
(1) Domestic Business Day before each Base Rate Borrowing, or (z) three (3) Euro-Dollar Business Days before each Euro-Dollar Borrowing, as applicable, specifying:

      (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

      (b)   the aggregate amount of such Borrowing,

      (c) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

      (d) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, except that no Interest Period shall extend beyond the Maturity Date, as such may be extended pursuant to Section 2.8 hereof.

      SECTION 2.3. Notice to Banks; Funding of Loans.

      (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall thereafter only be revocable by the Borrower no later than (y) with respect to a Base Rate Borrowing, 5:00 p.m. (New York City time) one Domestic Business Day before each Base Rate Borrowing or (z) with respect to a Euro-Dollar Borrowing, 3:00 p.m. (New York City time) three (3) Euro-Dollar Business Days before each Euro-Dollar Borrowing. Upon the expiration of such applicable time periods, the Notice of Borrowing shall not thereafter be revocable by Borrower.

      (b) Not later than 2:00 p.m. (New York City time) on the date of each Borrowing as indicated in the Notice of Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section
10.1. Unless the Agent determines that any applicable condition specified in
Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

      (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.3 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith within ten (10) days after demand therefore such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at
(i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.6 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement. The failure of any Bank to make any Loan on a date of Borrowing hereunder shall not relieve any other Bank of any obligation hereunder to make a Loan on such date. Notwithstanding the foregoing and any other provision to the contrary contained herein, if any

Bank shall have failed to fund its share of a previously requested Loan on the applicable date of Borrowing and Borrower provides a new Notice of Borrowing as a result of such failure to fund, then, if necessary to make such Borrowing, Borrower shall be permitted a single additional Loan (beyond that permitted by Section 2.1, if a Euro-Dollar Loan) and the $5,000,000 minimum Borrowing limit elsewhere referred to in the Credit Agreement shall not apply to such new Borrowing.

      SECTION 2.4. Notes.

      (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

      (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Bank's Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type for such Bank. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

      (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required which continuation shall be deemed correct absent manifest error.

      SECTION 2.5. Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

      SECTION 2.6. Interest Rates.

      (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof for each day from the date such Loan is made until the date it is repaid at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans for such day. Such interest shall be payable for each Interest Period on the last day thereof.

      (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

      The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

      The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of the Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

      "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank

Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

      (c) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by applicable law, overdue interest in respect of all Loans, shall bear interest at the annual rate of the sum of the Prime Rate and four percent (4%).

      (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

      (e) The Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of Section 8.1 shall apply.

      SECTION 2.7. Fees.

      (a) Commitment Fee. During the Term, the Borrower shall pay Agent for the account of the Banks ratably in proportion to their respective Commitments a commitment fee (the "Commitment Fee") accruing at a per annum rate equal to the then applicable Commitment Fee Percentage on the daily average undrawn Commitments. The Commitment Fee shall be payable quarterly in arrears on each October 31, January 31, April 30, and July 31 during the Term.

      (b) Extension Fee. Within three (3) Domestic Business Days after the Borrower shall have received notice from the Agent that the Extension Notice has been approved, the Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments an extension fee of one quarter of one percent (1/4%) of the aggregate Commitments.

      (c) Fees Non-Refundable. All fees set forth in this Section 2.7 shall be deemed to have been earned on the date payment is due in accordance with the provisions of this Agreement and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions of this Agreement shall be binding upon the Borrower and shall inure to the benefit of the Agent and the Banks regardless of whether any Loans are actually made.

      SECTION 2.8. Mandatory Expiration. The term (the "Term") of the Commitments shall terminate and expire on the date which is the second anniversary of the Closing Date (or, if such date is not a Domestic Business Day, then the next succeeding Domestic Business Day) (the "Maturity Date"); except that, subject to the following conditions, the Borrower shall have the option (the "Extension Option") exercisable upon delivery by the Borrower of written notice thereof to the Agent (the "Extension Notice") on or before the date which is 60 days prior to the Maturity Date to extend the Term of the Commitments and the Maturity Date for an additional one year period, such that the Term shall expire on the third anniversary of the Closing Date (which Extension Notice, the Agent shall promptly deliver to the Banks). The Borrower's right to exercise the Extension Option shall be subject to the following terms and conditions: (i) the Agent and the Banks holding no less than 75% of the aggregate Commitments consent in writing to such extension within thirty (30) days after the Agent's receipt of the Extension Notice, which consent shall be in the sole discretion of the Agent and the Banks (if Banks holding less than 100%, but not less than 75%, of the aggregate Commitments shall have consented to the extension, the Agent shall promptly notify the consenting Banks and the Borrower thereof, and the Borrower and the consenting Banks shall have an additional ten Domestic Business Days to consent to the extension of the Maturity Date without the participation of 100% of the Banks),
(ii) no Default or Event of Default shall have occurred and be continuing both on the date Borrower delivers the Extension Notice to the Agent and on the second anniversary of the Closing Date (the "Extension Date"), and (iii) the Borrower shall pay to the Agent, for the account of the Banks, on the Extension Date the Extension Fee. Borrower's delivery of the Extension Notice shall be irrevocable. Upon the date of the termination of the Term, any Loans then outstanding (together with accrued interest thereon) shall be due and payable. In the event that Banks holding less than 100% but not less than 75% of the aggregate Commitments consent to the extension of the term without the participation of 100% of the Banks commencing on the Extension Date, the aggregate Commitment shall be reduced by the Commitments of the Banks not consenting to such extension and on the Extension Date, such non-consenting Banks shall be released from any obligations to Borrower hereunder. On the Extension Date, the non-consenting Banks shall receive from Borrower and Borrower shall pay to such non-consenting Banks all amounts due to such non-consenting Banks with respect to their respective Commitments as if such date were the Maturity Date with respect to such Commitments and the failure of the Borrower to repay such amounts on the Extension Date shall constitute an Event of Default hereunder. Unless (i) Borrower shall have notified the Agent prior to 11:00 a.m. (New York time) on the Domestic Business Day immediately prior to the Extension Date that Borrower intends to pay the Agent any such amounts due to such non-consenting Banks or (ii) there are insufficient undrawn and uncancelled Commitments remaining in the facility, Borrower shall be deemed to have timely given a Notice of Borrowing pursuant to Section 2.2. to the Agent, requesting a Borrowing of Base Rate Loans on the Extension Date in an amount equal to the amount due to such non-consenting Banks.

      SECTION 2.9. Mandatory Prepayment.

      (a) In the event that a Borrowing Base Property (or any Separate Parcel that originally formed a part of a Borrowing Base Property) is sold, transferred or released from the restrictions of Section 5.11 hereof, in accordance with this Agreement, the Borrower shall simultaneously with such sale, transfer or release, prepay an amount equal to in the event of a sale or transfer, 100% of the net proceeds of such sale or transfer or in the event of a release, such amount as shall be required for the Borrower to remain in compliance with this Agreement. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Internal Revenue Code will not be subject to the provisions of this Section 2.9(a) provided that the exchanged property has qualified as a New Acquisition and any "boot" associated therewith shall be applied to prepayment of the Loans. Sale of a property in violation of this
Section 2.9 shall constitute an Event of Default.

      (b)   Intentionally Omitted.

      (c) Any prepayment pursuant to this Section 2.9 shall be applied first to any Base Rate Loans then outstanding, then to any Euro-Dollar Loans with the shortest remaining Interest Periods. In connection with the prepayment of a Euro-Dollar Loan prior to the maturity thereof, the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Each such prepayment shall be applied to prepay ratably the Loans of the Banks. Notwithstanding the foregoing, in the event any Mandatory Prepayment Event would result in the Borrower incurring expenses pursuant to Section 2.12, at Borrower's written request to be delivered on the date of any prepayment pursuant to this Section 2.9 (if Borrower fails to deliver such a request, then such expenses pursuant to Section 2.12, if any, shall be immediately due and payable), the Agent shall create an interest-bearing escrow account with Agent or Agent's designee to receive funds that would have been applied to pre-pay Euro-Dollar Loans prior to the end of the applicable Interest Periods, which funds will be held by Agent or Agent's designee until the earlier of (x) an Event of Default hereunder (in which event such funds shall be immediately applied without notice to the outstanding Euro-Dollar Loans) or (y) such time as an Interest Period shall end whereupon the Agent shall apply such funds to pay the Euro-Dollar Loan relating to such expiring Interest Period or (z) Agent has received a Notice of Borrowing with respect to such escrowed funds together with a certificate of the Borrower's chief financial officer or chief accounting officer certifying that upon the distribution of such funds to Borrower as new Loans, the Borrower will be in compliance with the requirements of Section 5.9 and containing information required by Section 5.1(c)(i) and (ii) hereof to establish such compliance.

      (d) Any event referred to in Section 2.9(a) or (b) above that results in a required prepayment of the Loans pursuant to this Section 2.9 shall be referred to as a "Mandatory Prepayment Event".

      SECTION 2.10. Optional Prepayments.

      (a) The Borrower may, upon at least five (5) Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating not less than One Million Dollars ($1,000,000) or any larger multiple of One Million Dollars ($1,000,000), by paying the principal amount to be pre-paid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

      (b) Except as provided in Section 8.2, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Notice of such prepayment shall be delivered to Agent by Borrower, upon at least five (5) Domestic Business Days notice. Each such optional prepayment shall be in the amounts set forth in Section 2.10(a) above and shall be applied to prepay ratably the Loans of the Banks included.

      (c) The Borrower may cancel all or any portion of the Commitments by the delivery to Agent of a notice of cancellation within the applicable time periods and minimum amounts set forth in Sections 2.10(a) and (b) above if there are Loans then outstanding or, if there are no Loans outstanding at such time, upon at least five (5) Domestic Business Days notice to Agent, whereupon, in either event, such Commitments so designated by Borrower shall terminate on the date set forth in such notice of cancellation, and, if there are any Loans then outstanding in excess of the Commitments after giving effect to such termination, Borrower shall prepay such Loans outstanding on such date in accordance with the requirements of Section 2.10(a) and (b).

      (d) Upon receipt of a notice of prepayment or cancellation from Borrower pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall thereafter be revocable by the Borrower no later than 10:00 a.m. (New York City time) three (3) Domestic Business Days before the date originally set forth by Borrower in the applicable notice of prepayment or cancellation as the prepayment or cancellation date. Upon the expiration of such time period, the notice of prepayment or cancellation shall be irrevocable.

      (e) Any amounts prepaid pursuant to Sections 2.10(a) or (b) may be reborrowed. Any amounts cancelled pursuant to Section 2.10(c) may not be reborrowed.

      SECTION 2.11. General Provisions as to Payments.

      (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees required hereunder, not later than 1:00 p.m. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.1. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees required hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

      (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such

Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

      SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to
Section 2.6(b), or if the Borrower fails to borrow any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.3(a) and not revoked as permitted in this Agreement, then and only then shall Borrower reimburse each Bank within 15 days after demand therefor for any resulting loss or expense reasonably incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the Borrower a certificate signed by an authorized officer of such Bank as to the amount of such loss or expense reasonably incurred, which certificate shall be conclusive in the absence of manifest error.

      SECTION 2.13. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

      SECTION 2.14. Use of Proceeds. The Borrower shall use the proceeds of the Loans solely for (i) the acquisition by either AIF or RIF (either directly or indirectly through Subsidiaries) of real estate properties (or interests therein) which are primarily industrial (including warehouse/distribution, light industrial and light assembly) or retail (including neighborhood or community shopping centers and similar sub-regional properties) with land adjacent or incidental thereto (the "New Acquisitions"), (ii) such other costs and expenses attendant with such acquisitions and improvements, including, without limitation, closing costs, attorneys' fees and expenses and other professional fees, architectural fees, advisory fees of the Advisor, due diligence expenses, title insurance premiums, survey preparation costs, recording fees, appraisal fees, engineering and environmental fees, licensing and regulatory filing fees, brokerage commissions, leasing commissions, reasonable tenant improvement costs,
(iii) payoff of Loans
under Section 2.8 hereof, if applicable, to non-consenting banks in the event that Banks holding not less than 75% of the aggregate Commitments have consented to the Borrower's exercise of the Extension Option, (iv) construction, renovation, rehabilitation and alteration of Real Property Assets or other Capital Expenditures, and (v) general working capital needs of Borrower, AIF or RIF or Consolidated Subsidiaries of either AIF or RIF not to exceed a maximum amount of $30,000,000 with respect to such working capital needs (collectively, "Approved Uses").


                                   ARTICLE III

                                   CONDITIONS

      SECTION 3.1. Closing. The closing hereunder shall occur on the date (the "Closing Date") when each of the following conditions is satisfied (or waived by the Agent), each document to be dated the Closing Date unless otherwise indicated:

      (a) the Borrower shall have executed and delivered to the Agent a Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.4;

      (b) the Borrower and Agent shall have executed and delivered to the Agent a duly executed original of this Agreement;

      (c) Each of AIF and RIF shall have executed and delivered the Confirmation of Guaranty;

      (d) Agent shall have received an enforceability opinion of Latham & Watkins, New York and California counsel for the Borrower, reasonably acceptable to the Agent, the Banks and their counsel;

      (e) Agent shall have received an opinion of Morrison & Foerster LLP, ERISA counsel for the Borrower (i) with respect to the REOC or VCOC status of the Borrower, AIF and RIF and (ii) that this transaction will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Agent and/or the Banks to any tax or penalty on prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA, reasonably acceptable to the Agent, the Banks and their counsel;

      (f) Agent shall have received all documents Agent may reasonably request relating to the existence of the Borrower, AIF and RIF, the authority for and the validity of this

Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent. Such documentation shall include, without limitation, the articles of incorporation of each of the Borrower, AIF and RIF, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a senior officer of the Borrower as of a date not more than twenty (20) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State or States in which Borrower, AIF and RIF are incorporated and from the Secretary of State (or the equivalent thereof) of each other State in which a Borrowing Base Property is located and in which any of the Borrower, AIF and RIF is required to be qualified to transact business, each to be dated not more than twenty (20) days prior to the Closing Date;

      (g) Agent shall have received all certificates, agreements and other documents referred to in this Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Agent in its sole discretion;

      (h) Borrower, AIF and RIF shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents to which it is a party and the performance thereof by the Borrower, AIF and RIF;

      (i) Agent shall be satisfied that the Borrower is not subject to any present or contingent Environmental Claim which could have a Material Adverse Effect;

      (j) Agent shall have received a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries for the period ended June 30, 1997;

      (k) Agent shall have received wire transfer instructions in connection with any Loans to be made on the Closing Date;

      (l) Agent shall have received, for its and any other Bank's account, (i) all fees due and payable pursuant to Section 2.7 hereof on or before the Closing Date, and (ii) the reasonable fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP;

      (m) Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower, AIF and RIF, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated thereby, and such consents, licenses and ap- provals shall be in full force and effect in all material respects;

      (n) Agent shall have received satisfactory reports of UCC (collectively, the "UCC Searches"), tax lien, and judgment searches conducted by a search firm reasonably acceptable to Agent with respect to the Borrowing Base Properties, the Borrower, AIF and RIF, such searches to be conducted by Borrower's counsel in each of the locations specified by the Agent;

      (o) the Agent shall have received with respect to each Borrowing Base Property, a copy of the engineer's inspection report obtained by the Borrower or its Subsidiary in connection with the acquisition of such Borrowing Base Property;

      (p) the Agent shall have received with respect to each Borrowing Base Property, (i) a description of the Borrowing Base Property, (ii) two years of historical cash flow operating statements with respect to such Borrowing Base Property, if available, (iii) five years of cash flow projections (including capital expenditures), (iv) a map and site plan, (v) an investment memorandum prepared by the Borrower in connection with the acquisition of the Borrowing Base Property by Borrower or its Subsidiary (which memorandum shall include, but not be limited to, an analysis prepared by the Borrower of the credit quality and viability of each existing tenant of such Borrowing Base Property which occupies more than 15% of such Borrowing Base Property or accounts for more than 15% of the base rentals of such Borrowing Base Property), and (vi) to the extent obtained by the Borrower or, as applicable, the Subsidiary in connection with such acquisition, evidence of zoning compliance (which evidence can include a "lawyer's letter" from a local counsel engaged by Borrower at the time of acquisition);

      (q) the Agent shall have received certificates of insurance with respect to each Borrowing Base Property demonstrating the coverage required under this Agreement;

      (r) the Agent shall have received with respect to each Borrowing Base Property, a copy of the Title Commitment obtained by the Subsidiary that owns or leases each such Borrowing Base Property in connection with the acquisition of each such Borrowing Base Property;

      (s) the Agent shall have received a compliance certificate from Borrower's chief financial officer or chief accounting officer certifying compliance with Section 5.9 hereof containing such information as is required by
Section 5.1(c)(i) and (ii);

      (t) the Agent shall have received with respect to each Borrowing Base Property, a copy of the environmental report obtained by the Subsidiary that owns or leases each such Borrowing Base Property in connection with the acquisition of each such Borrowing Base Property; and

      (u) the Agent shall have received with respect to each Borrowing Base Property such additional information with respect to each Borrowing Base Property, the Subsidiary that owns or leases such Borrowing Base Property, and the tenants of such Borrowing Base Property as the Agent or any Bank shall reasonably request.

Agent shall promptly notify Borrower and the Banks of the Closing Date.

      SECTION 3.2. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

      (a)   the Closing Date shall have occurred on or prior to August 8, 1997;

      (b)   receipt by Agent of a Notice of Borrowing as required by Section
2.2;

      (c) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the Maximum Loan Amount;

      (d) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments (as reduced pursuant to Section 2.10(c)) and with respect to each Bank, such Bank's pro rata portion of the Loans will not exceed such Bank's Commitment (as reduced pursuant to Section 2.10(c)).

      (e) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

      (f) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans;

      (g) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans or the consummation of the transactions contemplated by this Agreement;

      (h) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Agent or the Banks, as the case may be, has had or is likely to have a Material Adverse Effect;

      (i) with respect to any portion of the $30,000,000 of the proceeds of the Loans solely available for the payment of working capital needs of the Borrower, AIF, RIF and any Subsidiaries of AIF or RIF in accordance with Section 2.14, receipt by the Agent of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that the applicable Borrower will use the proceeds of such Loan for working capital needs of the Borrower, AIF, RIF and/or any Subsidiaries of AIF or RIF and briefly describing such needs;

      (j) receipt by the Agent of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that as of the date of such Borrowing, the Borrower is in compliance Section 5.9 and containing such information as is required by Section 5.1(c) (i) and (ii); and

      (k) receipt by the Agent of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that, as applicable, AIF or RIF shall receive the proceeds of the Loan and will use the proceeds of such Loan for Approved Uses and briefly describing such Approved Uses.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c), (d), (e), (f), and (g) of this Section.

      SECTION 3.3. Borrowing Base Properties.

      (a) For purposes of this Agreement, the term "Borrowing Base Properties" shall mean (i) the Real Property Assets listed in Exhibit B attached hereto and made a part hereof, each of which shall be 100% owned in fee (or lease-hold in the case of assets listed as such on Exhibit B) by AIF or RIF or any Consolidated Subsidiary of AIF or RIF and each of which is not subject to any Lien (other than Permitted Liens), subject to adjustment as set forth herein, together with (ii) all New Acquisitions or Real Property Assets each of which is 100% owned in fee or leasehold by AIF or RIF or any Consolidated Subsidiary of AIF or RIF, each of which is not subject to a Lien (other than Permitted Liens), none of which is an interest in a participating mortgage, all as certified by Borrower pursuant to a certificate in substantially the form of Exhibit G attached hereto delivered to Agent at the time that Borrower submits such New Acquisition or Real Property Asset for inclusion as a Borrowing Base Property, and, if applicable, each of which have become part of the Borrowing Base Properties as of such date in accordance with
Section 3.4 hereof.

      (b) Except as set forth in clause (c) below, Real Property Assets (i) which have been released from this Agreement and the other Loan Documents as of such date in accordance with Sections 5.11 or Section 5.12 or any other provision of this Agreement, or (ii) which have failed to maintain the Required Occupancy Level for any twelve month period, shall be excluded as "Borrowing Base Properties" for purposes of this Agreement.

      (c) Notwithstanding the foregoing clause (b), Separate Parcels which, for a period of no longer than twelve months, do not maintain the Required Occupancy Level but which otherwise satisfy the requirements set forth in
Section 3.3(a) or Section 3.4 for inclusion as Borrowing Base Properties may be included as Borrowing Base Properties provided that the aggregate Gross Asset Value for such Separate Parcels shall not constitute more than ten percent (10%) of the aggregate Gross Asset Value of the remaining Borrowing Base Properties, as of any date of determination. In the event that the aggregate Gross Asset Value of such Separate Parcels would, as of any date, constitute more than ten percent of the Gross Asset Value of the remaining Borrowing Base Properties, only those Separate Parcels for which the aggregate Gross Asset Value would constitute 10% or less shall be deemed to be included as Borrowing Base Properties hereunder.

      SECTION 3.4. Conditions Precedent to New Acquisitions and Additional Real Property Assets.

      (a) Until such time as Borrower shall receive at least one (1) Investment Grade Rating, from either S&P or Moody's, all New Acquisitions or Real Property Assets to be added to the Borrowing Base Properties of Borrower shall be approved by the Required Banks. The approval right set forth in this clause (a) shall be of no further force or effect for so long as Borrower's Credit Rating is an Investment Grade Rating. Notwithstanding the foregoing, if Borrower receives a rating that is not Investment Grade from either S&P or Moody's, until such time as Borrower has received an Investment Grade Rating from each of S&P and Moody's, all New Acquisitions or Real Property Assets to be added to the Borrowing Base Properties of Borrower shall be approved by the Required Banks.

      (b) The Borrower shall submit to the Agent the materials set forth below (the "Due Diligence Package") relating to each potential New Acquisition or Real Property Assets that the Borrower desires to be added to the Borrowing Base Properties. The Due Diligence Package shall include (i) a description of the Real Property Asset or New Acquisition, (ii) two years of historical cash flow operating statements, if available, (iii) five years of cash flow projections (including capital expenditures), (iv) a map and site plan, (v) an investment memorandum prepared by the Borrower in connection with the acquisition of the Borrowing Base Property by Borrower or its Subsidiary (which memorandum shall include, but not be limited to, an analysis prepared by the Borrower of the credit quality and viability of each existing tenant of such Borrowing Base Property which occupies more than 15% of such Borrowing Base Property or accounts for more than 15% of the base rentals of such Borrowing Base Property),
(vi) to the extent obtained by the Borrower or, as applicable, the Subsidiary in connection with such acquisition, evidence of zoning compliance (which evidence can include a "lawyer's letter" from a local counsel engaged by Borrower at the time of acquisition), (vi) a copy of the engineer's inspection report obtained by the Borrower or its Subsidiary in connection with the acquisition of such New Acquisition or Real Property Asset, (vii) a copy of the Title Commitment obtained by the Subsidiary that owns or leases (or will own or lease) each such New Acquisition or Real Property Asset, (viii) a copy of the environmental report obtained by the Subsidiary that owns or leases (or will own or lease) each such New Acquisition or Real Property Asset in connection with the acquisition of each such Borrowing Base Property and (ix) such additional information with respect to each New Acquisition or Real Property Asset, the Subsidiary that owns or leases such New Acquisition or Real Property Asset, and the tenants of such New Acquisition or Real Property Asset as the Agent or any Bank shall reasonably request. The Borrower shall permit the Agent at all reasonable times and upon reasonable prior notice to make an inspection of such New Acquisition or Real Property Asset

      (c) The Borrower shall distribute a copy of each item constituting the Due Diligence Package by overnight mail to each of the Banks for their review and approval. Failure to respond to the Agent in writing by any Bank within ten
(10) Domestic Business Days after receipt of the Due Diligence Package, shall be deemed to be an approval by such Bank of such potential New Acquisition or Real Property Asset.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Agent and each of the other Banks which may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the Closing Date. Such representations and warranties, shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

      SECTION 4.1. Existence and Power. The Borrower (or, if Borrower is a partnership, Borrower's general partner) is a real estate investment trust, duly formed, validly existing and in good standing as a corporation under the laws of Maryland. Each of AIF and RIF is a corporation, duly formed, validly existing and in good standing under the laws of Maryland. Each of the Borrower, AIF and RIF has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

      SECTION 4.2. Power and Authority. Each of the Borrower, AIF and RIF has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution and delivery on behalf of, as applicable, the Borrower, AIF and/or RIF and the performance by the Borrower, AIF and RIF of such Loan Documents to which it is a party. Each of the Borrower, AIF and RIF has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

      SECTION 4.3. No Violation. Neither the execution, delivery or performance by or on behalf of the Borrower, AIF or RIF of the Loan Documents to which it is a party, nor compliance by the Borrower, AIF or RIF with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) will contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or (ii) will conflict, in any material respect, with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower, AIF or RIF or any of its Consolidated Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, subscription agreement or other agreement or other instrument to which the Borrower, AIF or RIF (or of any partnership of which the Borrower, AIF or RIF is a partner) or any of their Consolidated Subsidiaries is a party or by which it or any of its property or assets is bound or to which it is subject, or (iii) will cause a default by the Borrower, AIF or RIF under any subscription agreement or any other organizational document of any Person in which the Borrower, AIF or RIF or any Consolidated Subsidiary has an interest, or cause a default under the articles of incorporation or by laws or Borrower, AIF or RIF.

      SECTION 4.4. Financial Information.

      (a) The Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries dated December 31, 1996 and the related Consolidated statements of the Borrower's financial position for the fiscal year then ended, audited by Arthur Andersen & Co., L.L.P., a copy of which has been delivered to the Agent fairly present, in conformity with GAAP, the Consolidated financial position of the Borrower and its Consolidated Subsidiaries of such date and their results of operations and cash flows for such fiscal year.

      (b) The Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries for the period ending June 30, 1997, a copy of which has been delivered to the Agent, fairly present, in conformity with GAAP, the Consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their Consolidated results of operations and cash flows for such period.

      (c) Since June 30, 1997, (i) there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries and (ii) except as previously disclosed to the Agent, none of the Borrower nor any of its Consolidated Subsidiaries has incurred any material indebtedness or guaranty.

      SECTION 4.5. Litigation. There is no material action, suit or proceeding pending against, or to the actual knowledge of the Borrower, after due inquiry, threatened against or adversely affecting, (i) the Borrower or any of its Subsidiaries, (ii) the Loan Documents or any of the transac-tions contemplated by the Loan Documents or (iii) any of its assets, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could, individually, or in the aggregate materially adversely affect the business, Consolidated financial position or Consolidated results of operations of the Borrower or its Consolidated Subsidiaries or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

      SECTION 4.6. Compliance with ERISA.

      (a)   Each Borrower, AIF or RIF is either a REOC or VCOC.

      (b) The transactions contemplated by the Loan Documents will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Agent or the Banks to any tax or penalty or prohibited transactions imposed under
Section 4975 of the Code or Section 502(i) of ERISA.

      (c) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

      SECTION 4.7. Environmental Matters. In the ordinary course of its business, the Borrower conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, including, without limitation, the Real Property Assets, in the course of which it seeks to identify and evaluate applicable liabilities and costs (including, without limitation, any capital or operating expenditures required as a matter of Environmental Law for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required as a matter of Environmental Law to achieve or maintain compliance with Envi-ronmental Law or as a condition of any license, permit or contract to which Borrower is a party or a beneficiary, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated potential liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect.

      SECTION 4.8. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due and payable pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the reasonable judgment of the Borrower, adequate.

      SECTION 4.9. Full Disclosure. All information heretofore furnished by or on behalf of the Borrower and its Subsidiaries to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated. The Borrower has disclosed to the Banks in writing any and all facts which, in Borrower's reasonable judgment, materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement or the other Loan Documents in any material respect.

      SECTION 4.10. Solvency. On the Closing Date and after and giving effect to the transactions contemplated by the Loan Documents occurring on the Closing Date, each of Borrower, AIF and RIF will be Solvent.

      SECTION 4.11. Use of Proceeds; Margin Regulations. All proceeds of the Loans will be used by the Borrower only in accordance with the provisions of this Agreement. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the expressed purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Federal Reserve Board.

      SECTION 4.12. Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect.

      SECTION 4.13. Investment Company Act; Public Utility Holding Company Act. The Borrower is not (x) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

      SECTION 4.14. Closing Date Transactions. On the Closing Date and immediately prior to the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. All material consents and approvals of, and all material filings and registrations with, and all other material actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect.

      SECTION 4.15. Representations and Warranties in Loan Documents. All representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects as of the date of this Agreement and as of any date that Borrower is expressly obligated to confirm the same under this Agreement.

      SECTION 4.16. Patents, Trademarks, Etc. The Borrower and its Consolidated Subsidiaries have obtained and hold in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of their business as presently conducted, the impairment of which is likely to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrower or its Consolidated Subsidiaries in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, threatened any claim or litigation against or affecting Borrower or its Consolidated Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material.

      SECTION 4.17. Ownership of Property. Schedule 4.17(a) attached hereto and made a part hereof sets forth all the real property owned or leased by the Borrower and Persons in which the Borrower, directly or indirectly, owns an interest as of the Closing Date. As of the Closing Date, the Borrower and such Persons have good and insurable fee simple title (or leasehold title if so designated on Schedule 4.17(a) to all of such real property, subject to customary encumbrances and liens as of the date of this Agreement. As of the date of this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets except as disclosed on Schedule 4.17(b).

      SECTION 4.18. No Default. No Default or Event of Default exists under or with respect to any Loan Document. The Borrower (nor any Consolidated Subsidiary) is not in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely to result in a Material Adverse Effect.

      SECTION 4.19. Licenses, Etc. The Borrower (and each of its Consolidated Subsidiaries) has obtained and holds in full force and effect, all material franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its business as presently conducted, the absence of which is likely to have a Material Adverse Effect.

      SECTION 4.20. Compliance With Law. The Borrower (and each of its Consolidated Subsidiaries) and each of the Real Property Assets is in compliance with all material laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely to have a Material Adverse Effect.

      SECTION 4.21. No Burdensome Restrictions. The Borrower (and each of its Consolidated Subsidiaries) is not a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely to have a Material Adverse Effect except in the event of a default thereunder.

      SECTION 4.22. Brokers' Fees. The Borrower has not dealt with any broker or finder with respect to the transactions contemplated by the Loan Documents or otherwise in connection with this Agreement.

      SECTION 4.23. Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering any employees of the Borrower (or any of its Consolidated Subsidiaries).

      SECTION 4.24. Insurance. The Borrower (and each of its Consolidated Subsidiaries) currently maintains all insurance which is required to be maintained by Section 5.3 hereof.

      SECTION 4.25. Organizational Documents. The documents delivered pursuant to Section 3.1(f) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower. The Borrower represents that it has delivered to the Agent true, correct and complete copies of each of the documents set forth in this Section 3.1(f).

      SECTION 4.26. Principal Offices. The principal office, chief executive office and principal place of business of each of the Borrower, AIF and RIF is 505 Montgomery Street, San Francisco, California.


                                    ARTICLE V

                       AFFIRMATIVE AND NEGATIVE COVENANTS

      The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

      SECTION 5.1. Information. The Borrower will deliver to each of the Banks:

      (a) as soon as reasonably available and in any event within 95 days after the end of each fiscal year of the Borrower, a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related Consolidated statements of operations for such fiscal year prepared by Arthur Andersen & Co.,

L.L.P. or other independent public accountants of nationally recognized standing;

      (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Borrower, (i) a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related Consolidated statements of operations for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower; (ii) an acquisition status report, with respect to each Real Property Asset acquired during such quarter, in form reasonably satisfactory to the Agent, setting forth all acquisition activity during such quarterly period, including a description of such Real Property Asset and the Acquisition Price thereof and (iii) such other information reasonably requested by the Agent or any Bank;

      (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.9 on the date of such financial statements; (ii) stating whether any Default, Event of Default or Mandatory Prepayment Event exists on the date of such certificate and with respect to a Mandatory Prepayment Event, whether it existed at any time during the period covered by such financial statements, and, if any Default, Event of Default or Mandatory Prepayment Event then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Borrower on the dates and for the periods indicated, on the basis of GAAP, with respect to the Borrower subject, in the case of interim financial statements, to normally recurring year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that (1) on the basis of such financial statements and such review of the Loan Documents, no Event of Default existed under Section 6.1(b) with respect to Section

5.9 at or as of the date of said financial statements, and (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the actual knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred and is then continuing, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof and (3) on the basis of such review of the Loan Documents and the business and condition of the Borrower, no Mandatory Prepayment Event then exists or has existed during the period since the last review pursuant to this Section 5.1(c). Such certificate shall set forth the calculations required to establish the matters described in clause (i) above;

      (d) (i) within seven (7) days after the chief financial officer or chief accounting officer of Borrower, AIF or RIF or any Consolidated Subsidiary of any of the foregoing obtains knowledge of any Default or a Mandatory Prepayment Event, if such Default or Mandatory Prepayment Event is then continuing, a certificate of such officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten (10) days after the chief financial officer or chief accounting officer of Borrower, AIF or RIF or any Consolidated Subsidiary of any of the foregoing obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or actions threatened against the Borrower or the Real Property Assets as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect;

      (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statement so mailed;

      (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

      (g) promptly and in any event within ten (10) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower, executed by an officer of the Borrower, specifying the nature of such condition and the Borrower's or, if the Borrower has actual knowledge thereof, the Environmental Affil-iate's proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates of any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against the Borrower or any Environmental Affiliate or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Hazardous Substances that is likely to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate;

      (h) within ten (10) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower relating to any material loss of the Borrower, copies of such notices and correspondence;

      (i) within ten (10) Domestic Business Days after receipt of any Annual Appraisal prepared in connection with any Valuation Date, the Borrower shall deliver a copy of such Annual Appraisal to Agent together with the certificate of the chief financial officer or chief accounting officer certifying as to the "carrying value" of such Real Property Asset as determined by an internal review conducted by the Borrower;

      (j) no less than ten (10) Domestic Business Days prior to a sale, transfer or conveyance of any Borrowing Base Property, Borrower shall deliver a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to Section 5.1(c) hereof and ending on a date not more than twenty (20) Domestic Business Days prior to the date of such delivery and that (1) on the basis of such review of the Loan Documents and assuming such sale, transfer or conveyance is actually consummated, no Mandatory Prepayment Event exists and no Event of Default exists under Section 6.1(b) with respect to Section 5.9 at or as of the date of said sale, transfer or conveyance and (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower and assuming the Transfer is actually consummated, to the actual knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred and is then continuing, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof.

      (k) within 50 days after the end of each quarter of each fiscal year of Borrower, an updated Schedule 4.17(a) and 4.17(b), certified by the chief financial officer or chief accounting officer of the Borrower as true, correct and complete as of the date such updated schedules are delivered;

      (l)   within 50 days after June 30 and December 31, a statement containing
(i) a listing of all new construction projects and Real Property Assets then undergoing significant rehabilitation (collectively, "Development Projects"),
(ii) a list of overall cash payments and disbursements for each such Development Project, and (iii) a reasonable good faith estimate of the cost to complete each such Development Project, such that such Development Project is open to the public and available for rental, together with a certification of the chief financial officer or chief accounting officer of the Borrower certifying that, as of the date of such certification, such statement is true and correct and fairly represents the scope, expenses, costs of completion of such Development Projects.

      (m) within 30 days after filing of the annual income tax return with the Internal Revenue Service, a certificate of the chief financial officer or chief accounting officer of the Borrower certifying that Borrower is properly classified and continues to qualify as a real estate investment trust under the Internal Revenue Code and has taken all actions consistent with maintaining such status;

      (n) simultaneously with delivery of the information required by Sections 5.1(a) and (b), a statement of Borrowing Base Net Operating Cash Flow with respect to each Borrowing Base Property and a list of all Borrowing Base Properties;

      (o) promptly upon receipt thereof, any notice or communication from any Rating Agency regarding any change in Borrower's Credit Rating;

      (p) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request in writing; and

      (q) within 50 days after the end of each quarter of each fiscal year of Borrower, a certificate of the chief financial officer or chief accounting officer of Borrower certifying whether or not each Borrowing Base Property has maintained the Required Occupancy Level for the previous twelve month period (as of the end of such quarter).

      SECTION 5.2. Payment of Obligations. The Borrower (and each of its Consolidated Subsidiaries) will pay and discharge, at or before maturity, all its respective material obligations and liabilities, including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, except where such tax liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same.

      SECTION 5.3. Maintenance of Property; Insurance.

      (a) The Borrower will keep (or cause to be kept through its leases at the respective Real Property Assets), and will cause each Subsidiary to keep, all property useful and necessary in its business, including without limitation the Real Property Assets, in good repair, working order and condition, ordinary wear and tear excepted.

      (b) The Borrower currently maintains, or causes its tenants to maintain, insurance at 100% replacement cost insurance coverage (subject to customary deductibles) in respect of each of the Real Property Assets, as well as commercial general liability insurance (including "builders' risk") against claims for personal, and bodily injury and/or death, to one or more persons, or property damage, as well as workers' compensation insurance, in each case with respect to the Real Property Assets with insurers having an A.M. Best policyholders' rating of not less than A-IX in amounts that prudent owner of assets such as the Real Property Assets would maintain.

      SECTION 5.4. Conduct of Business and Maintenance of Existence. The Borrower will continue to engage in, and will cause AIF and RIF to continue to engage in, business of the same general type as now conducted by the Borrower, AIF or RIF, as applicable, and will preserve, renew and keep in full force and effect, its corporate existence and its respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

      SECTION 5.5. Compliance with Laws. The Borrower will comply (and will cause each of its Subsidiaries to comply) in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, and all zoning and building codes with respect to the

Real Property Assets, all laws, rules and regulations with respect to its status as a real estate investment trust under the Code and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

      SECTION 5.6. Inspection of Property, Books and Records. The Borrower will keep (and will cause each of its Subsidiaries to keep) proper books of record and account in which full, true and correct entries shall be made of all material financial matters and transactions in relation to its business and activities; and will permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties (subject to the terms of the applicable leases), including without limitation the Real Property Assets, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

      SECTION 5.7. Existence. Borrower shall do or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its existence and its tradenames, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

      SECTION 5.8. Certain Requirements for the Borrowing Base Properties. At all times (based upon the average occupancy level for the prior twelve month period) (i) no single tenant shall account for more than 5% of the aggregate base rents from the Borrowing Base Properties and (ii) no single Separate Parcel shall account for more than 15% of the aggregate base rents from the Borrowing Base Properties, taken as a whole. Notwithstanding the foregoing, (a) the government of the United States of America and its agencies (including, without limitation, the General Services Administration) shall be excluded from the restriction set forth in the first sentence of this Section 5.8 and (b) single tenants that hold Investment Grade Ratings and are approved by the Agent, in its sole discretion, may account for up to 10% of the aggregate base rents from the Borrowing Base Properties.

      SECTION 5.9. Financial Covenants.

      (a) Total Liabilities. Total Liabilities will at no time exceed fifty percent (50%) of the Combined Gross Asset Value, plus the sum of Cash and Cash Equivalents held by the Borrower or any Consolidated Subsidiary plus accounts receivable of the Borrower or any Consolidated Subsidiary, less Intangible Assets (as defined in the definition of Consolidated Tangible Net Worth) and deferred rents (the percentage calculated in accordance with this
Section 5.9(a) is referred to herein as the "Leverage Ratio").

      (b) Dividends. Neither the Borrower nor any Consolidated Subsidiary will declare any dividends in excess of 95% of its Funds From Operations, except that Borrower may declare dividends in excess thereof (i) to maintain its status as a real estate investment trust under the Code or (ii) to distribute 100% of its taxable income (computed in accordance with the Code).

      (c) Limits on Negative Pledge. Neither the Borrower nor any Subsidiary will agree to limits on Liens on Unsecured Assets of Borrower or such Subsidiary, except as may otherwise be required pursuant to the terms of this Agreement.

      (d) Fixed Rate Indebtedness. All Non-Recourse Debt of the Borrower and any Subsidiaries incurred after the date hereof shall be Fixed Rate Indebtedness.

      (e) Debt Maturity Dates. The stated maturity or termination dates of any Debt of the Borrower or any Subsidiary shall not be prior to August 9, 1999 (or if the Extension Option is exercised, August 8, 2000); except that Borrower and its Subsidiaries may incur Debt with earlier maturity or termination dates provided that the aggregate outstanding amount of such Debt at any one time shall not exceed five percent (5%) of Combined Gross Asset Value.

      (f) Limitation on Secured Debt. Secured Debt of the Borrower shall at no time exceed thirty-five percent (35%) of Combined Gross Asset Value.

      (g) Limitation on Unimproved Land Investment. Unimproved Land Value of the Borrower, its Consolidated Subsidiaries, together with the Borrower's pro rata share with respect to Minority Holdings and Joint Ventures, shall at no time exceed five percent (5%) of Combined Gross Asset Value.

      (h) Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth of the Borrower and its Consolidated Subsidiaries shall at no time be less than $325,000,000, which amount shall be increased by an amount equal to ninety percent (90%) of the net proceeds of any public or private sale by the Borrower of common or preferred stock.

      (i) Limitation on Construction Asset Costs. Construction Asset Costs of the Borrower and its Subsidiaries shall at no time exceed five percent (5%) of Combined Gross Asset Value.

      (j) Limitation on Joint Ventures. The aggregate Gross Asset Value of Real Property Assets held in Joint Ventures shall at no time exceed thirty-five percent (35%) of Combined Gross Asset Value.

      (k) Fixed Charge Coverage. The ratio of Net Operating Cash Flow of the Borrower to Fixed Charges (for any period of four consecutive fiscal quarters), as of the last day of any quarter, shall be equal to or greater than 2.00:1.

      (l) Borrowing Base Properties Minimum Debt Service Coverage. As of the last day of each calendar quarter, the ratio of Borrowing Base Net Operating Cash Flow to Pro-Forma Debt Service shall be equal to or greater than 2:1.

      (m) Borrowing Base Properties Value Unsecured Debt Ratio. The ratio of Borrowing Base Properties Value to Unsecured Senior Debt shall at no time be less than 2:1.

      SECTION 5.10. Restriction on Fundamental Changes. (a) The Borrower shall not enter into any merger or consolidation, unless the Borrower is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired. Subject to other provisions of this Agreement, nothing in this Section 5.10 shall be deemed to prohibit (i) the leasing of portions of the Real Property Assets or an entire Real Property Asset in the ordinary course of business for occupancy by the tenants thereunder or (ii) the sale of such Real Property Assets in the ordinary course of Borrower's business or (iii) the sale of additional equity interests in the Borrower pursuant to a public or privately placed equity offering of common or preferred stock, or (iv) subject to the terms and conditions of Article IX, the AMB Consolidation Transactions, including, without limitation, the IPO.

      (b) Except as provided pursuant to Article IX hereof, the Borrower shall not amend its articles of incorporation, by-laws, or other organizational documents without the Agent's consent, which shall not be unreasonably withheld or delayed.

      (c) During the Term and prior to the Merger, the Borrower shall continue to own no less than fifty-one percent (51%) of the common and preferred stock of each Guarantor and shall maintain voting control of each Guarantor.

        SECTION 5.11. Liens; Release of Liens. Neither Borrower nor any of its Subsidiaries shall at any time during the Term directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien (except for Permitted Liens) unless the same is being contested in good faith or the same is discharged, bonded off or paid within thirty (30) days of filing of such Lien, on or with respect to any Borrowing Base Property. Notwithstanding the foregoing, the Borrower may obtain a release from the terms of this Agreement of any Borrowing Base Property provided that such Borrower has complied with
Section 2.9(a) and prior to or simultaneously with such release (i) such Borrower shall pay to the Agent any amounts due pursuant to Section 2.9(a), and
(ii) Borrower delivers to the Agent a certificate from its chief financial officer or chief accounting officer certifying that at the time of the release all of the covenants contained in Sections 5.8 through 5.12, 5.19 through 5.20 are and after giving effect to the transaction shall continue to be true and accurate in all respects. In the event that Borrower notifies the Agent that a Separate Parcel that originally formed a part of a Borrowing Base Property be released from the terms of this Agreement and Borrower otherwise complies with the provisions hereof with respect thereto, the value of such Separate Parcel (and the remaining portion of the Borrowing Base Property) will be determined by Agent at the time of the release in its sole discretion.

      SECTION 5.12. Sale of Borrowing Base Properties. Prior to the sale or transfer of any Borrowing Base Property, the Borrower shall (i) deliver prior written notice to the Agent, (ii) deliver to the Agent a certificate from its chief financial officer or chief accounting officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Borrowing Base Property was not a Borrowing Base Property for the relevant period) all of the covenants contained in Sections 5.8 through 5.12, 5.19 through 5.21 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Agent an amount equal to that required pursuant to Section 2.9(a). In the event that Borrower notifies the Agent that a Separate Parcel that originally formed a part of a Borrowing Base Property is to be sold or transferred, the value of the remaining portion of the Borrowing Base Property will be determined by Agent at the time of sale or transfer in its sole discretion.

      SECTION 5.13. Changes in Business. The Borrower shall not enter into any business which is substantially different from that conducted by the Borrower on the Closing Date after giving effect to the transactions contemplated by the Loan Documents.

        SECTION 5.14. Fiscal Year; Fiscal Quarter. The Borrower shall not change its fiscal year or any of its fiscal quarters, without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed.

      SECTION 5.15. Intentionally Omitted.

      SECTION 5.16. Margin Stock. None of the proceeds of the Loan will be used by Borrower, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

      SECTION 5.17. Annual Appraisal. With respect to each calendar year, Borrower shall obtain an Annual Appraisal of each Real Property Asset which is to be valued on such Valuation Date (i.e., all Real Property Assets acquired more than twelve months prior to such Valuation Date) on or before the Valuation Date for such year.

      SECTION 5.18. Initial Valuation Date. Borrower shall notify Agent of any change in the Valuation Date.

      SECTION 5.19. Restrictions on Recourse Debt. Until such time as Borrower shall receive at least one (1) Investment Grade Rating, from either S&P or Moody's, neither Borrower nor any Consolidated Subsidiary shall create, incur or guaranty any Recourse Debt unless such Recourse Debt is Unsecured Debt which has an Investment Grade Rating. Notwithstanding the foregoing, if Borrower receives a rating that is not Investment Grade from either S&P or Moody's, until such time as Borrower has received an Investment Grade Rating from each of S&P and Moody's, neither Borrower nor any Consolidated Subsidiary shall create, incur or guaranty any Recourse Debt unless such Recourse Debt is Unsecured Debt which has an Investment Grade Rating.

      SECTION 5.20. Covenant Restrictions. No Debt of Borrower or any Consolidated Subsidiary incurred after the date hereof shall contain any covenant or restriction which is more restrictive than any covenant or restriction contained in this Agreement or any other Loan Documents.


                                   ARTICLE VI

                                    DEFAULTS

      SECTION 6.1. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

      (a) the Borrower shall fail to (i) pay when due any principal on any Loan, or (ii) pay when due any interest on any Loan or any fees or any other amount payable hereunder and such failure shall continue for three (3) Domestic Business Days;

      (b) the Borrower shall fail to observe or perform any covenant contained in (i) Section 5.3, Sections 5.8 to 5.16 inclusive, Section 5.19 and Section
5.20 or (ii) Section 5.17 or 5.18 and such failure continues for five (5) Domestic Business Days;

      (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Agent at the request of any Bank;

      (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

      (e) The Borrower or any Consolidated Subsidiary shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Debt (other than the Obligations) and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period; or the Borrower shall default in the performance or observance of any material obligation or material conditions with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period, if the effect of such default, event or condition is to accelerate the maturity of any such indebtedness or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such indebtedness, or any such indebtedness shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment.

      (f) the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

      (g) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower under the federal bankruptcy laws as now or hereafter in effect;

      (h) one or more judgments or decrees in an aggregate amount of Five Million Dollars ($5,000,000) or more shall be entered by a court or courts of competent jurisdiction against the Borrower or its Consolidated Subsidiaries (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing or has acknowledged in writing its willingness to defend any such claim under a reservation of rights) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within twenty (20) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

      (i) (i) a judgment or decree with respect to any Environmental Claim shall have been entered against the Borrower or any Environmental Affiliate or any Real Property Asset by a court of competent jurisdiction, (ii) any release, emission, discharge or disposal of any Hazardous Substances shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim by a government agency with jurisdiction against the Borrower or any Environmental Affiliate or any Real Property Asset thereof, or (iii) the Borrower or the Environmental Affiliates shall have failed to obtain any Environmental Approval necessary for the ownership, or operation of its business, property or assets or any such Environmental Approval shall be revoked, terminated, or otherwise cease to be in full force and effect, in each case, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

      (j) the Borrower shall cease to qualify as a real estate investment trust under the Code;

      (k) the Borrower shall cease to be managed by either the Advisor or the New Borrower, as the case may be, or an Affiliate of either. As used in this
Section 6.1(k), the term 'Affiliate' shall mean any Person that controls, is controlled by, or is under common control with the Advisor or the New Borrower, as the case may be;

      (l)   prior to the IPO, the Borrower shall cease to be a REOC or a VCOC;

      (m) there shall be a change in the majority of the Board of Directors of Borrower during any twelve month period; provided, however, that changes in the majority of the Board of Directors of Borrower which are made in connection with the AMB Consolidation Transactions, and which could not reasonably be expected to materially adversely affect the rights of the Agent and the Banks hereunder, shall be permitted;

      (n) any Person (including affiliates of such Person) shall acquire more than twenty percent (20%) of the common shares of the Borrower;

      (o) if, any Termination Event with respect to a Plan shall occur as a result of which Termination Event or Events any member of the ERISA Group has incurred or may incur any liability to the PBGC or any other Person and the sum (determined as of the date of occurrence of such Termination Event) of the insufficiency of such Plan and the insufficiency of any and all other Plans with respect to which such a Termination Event shall occur and be continuing (or, in the case of a Multi-Employer Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall occur and be continuing, the liability of the Borrower and the ERISA Affiliates related thereto) is equal to or greater than $1,000,000 and in the case of a Termination Event with respect to a Plan of any ERISA Affiliate other than any Borrower, the liability therefor could reasonably be asserted against any member of the ERISA Group;

      (p)   if any member of the ERISA Group shall commit a failure described in
Section 402(f)(1) of ERISA or Section 412(n)(1) of the Code and the amount of the lien determined under Section 402(f)(3) of ERISA or Section 412(n)(3) of the Code that could reasonably be expected to be imposed on any member of the ERISA Group or their assets in respect of such failure shall be equal to or greater than $1,000,000; or

      (q)   if the Borrower or the New Borrower shall breach the provisions of
Article IX, whether by failure to satisfy the conditions set forth in Section 9.2, or otherwise.

      SECTION 6.2. Rights and Remedies. (a) Upon the occurrence of any Event of Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Agent may and at the direction of the Required Banks shall (until the Agent receives such written direction, it may, but shall not be obligated to, take such action, or refrain from taking such action with respect to such Event of Default as it shall deem advisable in its sole discretion), by written notice to the Borrower, terminate the Commitments, and may, and at the direction of the Required Banks shall (until the Agent receives such written direction, it may, but shall not be obligated to, take such action, or refrain from taking such action with respect to such Event of Default as it shall deem advisable in its sole discretion), in addition to the exercise of all rights and remedies permitted Agent and the Banks at law or equity, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower to the extent permitted by law.

      (b) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the Agent and the Banks each agree that any exercise or enforcement of the rights and remedies granted the Agent or the Banks under this Agreement or at law or in equity with respect to this Agreement or any other Loan Documents shall be commenced and maintained by the Agent on behalf of the Banks.

      SECTION 6.3. Notice of Default. The Agent shall give notice to the Borrower under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII

                                    THE AGENT

      SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Only Agent (and not one or more of the Banks) shall have the authority to deal directly with the Borrower under this Agreement and each Bank acknowledges that all notices, demands or requests from such Bank to Borrower must be forwarded to Agent for delivery to the Borrower. Each Bank acknowledges that Borrower has no obligation to act or refrain from acting on instructions or demands of one or more Banks absent written instructions from Agent in accordance with its rights and authority hereunder.

      SECTION 7.2. Agent and Affiliates. Morgan shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder, and the term "Bank" and "Banks" shall include Morgan in its individual capacity.

      SECTION 7.3. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

      SECTION 7.4. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      SECTION 7.5. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

      SECTION 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower as may be required under this Agreement) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

      SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

      SECTION 7.8. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent with the consent of Borrower which shall not be unreasonably withheld or delayed provided that any such successor agent is then a Bank hereunder. Furthermore, in the event that at any time Morgan is the Agent and Morgan assigns its entire interest as a Bank hereunder to an Assignee as permitted by Section 10.6(c) hereof, which Assignee is not an affiliate of Morgan, then Morgan shall offer to resign as Agent, which resignation shall only become effective if the Required Banks accept such resignation in writing within twenty (20) Domestic Business Days after it has been tendered by Morgan. If the Required Banks do not timely accept such resignation, then the resignation shall be deemed to be withdrawn and Morgan shall continue as Agent pursuant to the terms hereof.

In addition, upon the affirmative vote of the Required Banks that Agent has acted (or failed to act) with gross negligence or committed an act of willful misconduct in its capacity as agent for the Banks hereunder, the Agent shall immediately tender its resignation. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.


                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES

      SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar
Borrowing:

      (a) the Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

      (b) Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

      SECTION 8.2. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

      SECTION 8.3. Increased Cost and Reduced Return.

      (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Note, or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, however, that such amounts shall be no greater than that which such Bank is generally charging other borrowers similarly situated to Borrower.

      (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction; provided, however, that such amount shall be no greater than that which such Bank is generally charging other borrowers similarly situated to Borrower.

      (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

      (d) Notwithstanding anything to the contrary contained herein, no Bank shall demand compensation for any increased cost, reduction or capital referred to above in Section 8.3(a) or (b) if it shall not at the time be the general policy and practice of such Bank to demand such compensation in similar circumstances from similarly situated borrowers.

      SECTION 8.4. Taxes.

      (a) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 10.1, the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank or the Agent (as the case may be) makes demand therefor.

      (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a).

      (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

      (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

      (g) If circumstances subsequently change so that it is no longer unlawful for an affected Bank to make or maintain Euro-Dollar Loans as contemplated hereunder, such Bank will, as soon as reasonably practicable after such Bank becomes aware of such change in circumstances, notify the Borrower and the Agent and upon receipt of such notice, the obligations of such Bank to make or continue Euro-Dollar Loans or to convert Base Rate Loans into Euro-Dollar Loans shall be reinstated.

      SECTION 8.5. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section
8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

      (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

      (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.


                                   ARTICLE IX

                       THE AMB CONSOLIDATION TRANSACTIONS

      SECTION 9.1. The AMB Consolidation Transactions. The Advisor has informed the Banks that it contemplates the consolidation of the ownership of various entities, including, without limitation, the Borrower, AIF and RIF, through one or more merger, transfer and/or contribution transactions (collectively, the "Merger"). Pursuant to the AMB Consolidation Transactions, future business of the combined companies will be conducted by an entity which will elect to be taxed as a real estate investment trust ("REIT") or an entity such as a partnership which is controlled at least fifty percent (50%) by a REIT and such entity will receive the assets and liabilities of Borrower, AIF and RIF (among others) and will continue to conduct the operations of the combined businesses (such entity being referred to herein as the "New Borrower"). The Advisor has further informed the Banks that it contemplates an initial public offering (the "IPO") of the equity interests in the New Borrower (or the REIT, if the New Borrower is a partnership) concurrently with or subsequent to the other AMB Consolidation Transactions. The Advisor, the Borrower, AIF and RIF have requested that the Banks consent to the Merger and to the other AMB Consolidation Transactions.

      SECTION 9.2. Consent of Banks; Assumption by New Borrower. The Banks hereby consent to the Merger and the other AMB Consolidation Transactions and to amendments, supplements, restatements and/or other modifications to the organizational documents of the Borrower which may be made in connection therewith (the "Consent"), upon the following terms and conditions:

      (a) Conditions to Consent. The effectiveness of the Consent shall be subject to the satisfaction of each of the following conditions:

            (i) Information. The Agent shall have received, on behalf of the Banks, all non-confidential agreements and instruments, and all financial materials and public filings, reasonably required by the Agent to assess the terms of the AMB Consolidation Transactions and the assets and liabilities of the New Borrower (collectively, the "Information").

            (ii) Consent of Required Banks. Banks constituting Required Banks shall have informed the Agent that they have received and reviewed the Information and have affirmed and ratified the consent of the Banks to the Merger and the other AMB Consolidation Transactions, such affirmation and ratification to be granted or withheld in the sole and absolute discretion of the Required Banks.

            (iii) Officer's Certificate. The Agent shall have received on behalf of the Banks, a certificate of the chief executive officer, chief financial officer or chief accounting officer of the New Borrower, representing and certifying (A) that the officer signatory thereto has reviewed the terms of the Loan Documents, and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and Consolidated and consolidating pro forma financial condition of the New Borrower and its Subsidiaries, during the period covered by such reports, that such review has not disclosed the existence during or at the end of such period, and that such officer does not have knowledge of the existence as at the date of such certificate, of any condition or event which constitutes an Event of Default or Default or mandatory prepayment event; (B) pro forma calculations evidencing compliance with each of the financial covenants set forth in Section 5.9 hereof for the New Borrower, and (C) except as may be disclosed in writing to the Banks and consented to by the Required Banks with respect to RIF or AIF, that each of AIF, RIF and AMB Current Income Fund, Inc. is conducting all of its business and operations through the New Borrower and its Subsidiaries and that each of AMB Current Income Fund, Inc., AIF or RIF is no longer conducting any business or operations and has no remaining assets or Subsidiaries or interests in Joint Ventures or Minority Holdings, all such business, operations and holdings having been assigned, contributed, assumed or otherwise transferred to the New Borrower.

            (iv) New Borrower Assumption; Documents. In the event that, following the consummation of the Merger, the New Borrower is intended to be other than AMB Current Income Fund, Inc., then simultaneously with the consummation of the Merger, (A) the New Borrower shall assume the rights, duties, liabilities and obligations of the Borrower hereunder (the "New Borrower Assumption") and (B) the general partner (if any) of the New Borrower shall guaranty the obligations of the New Borrower hereunder and (C) any Consolidated Subsidiaries of the New Borrower which (i) will own Borrowing Base Properties subsequent to the AMB Consolidation Transactions and (ii) are distinct corporate or partnership entities (exclusive of mere title holding entities, such as land trusts), shall guaranty the obligations of the New Borrower pursuant to guaranty agreements in form and substance satisfactory to the Agent (collectively, the "Subsidiary Guaranties"). It shall be a condition of any New Borrower Assumption that the Agent shall have received on or before the date of the Agent's acceptance of the New Borrower Assumption (the "Assumption Date") all of the following, duly executed and delivered by the parties thereto:

                  (1)   the Assumption Agreement;

                  (2)   the New Borrower Notes;

                  (3)   if applicable, the General Partner Guaranty;

                  (4)   if applicable, Subsidiary Guaranties;

                  (5) all other agreements, documents, instruments, legal opinions, and certificates described in the List of Assumption Documents attached hereto as Exhibit F and made a part hereof, each duly executed and in recordable form, where appropriate, and in form and substance satisfactory to the Agent; and

                  (6) such additional documentation as the Agent may reasonably request.

            (v) No Legal Impediments. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to
(i) enjoin, prohibit or restrain the making of the Loans on or after the Assumption Date or (ii) impose or result in the imposition of a Material Adverse Effect.

            (vi) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the New Borrower Assumption or the making of the Loans.

            (vii) Representations and Warranties. All of the representations and warranties contained in this Agreement and in any of the other Loan Documents shall be true and correct in all material respects on and as of the Assumption Date as if made by the New Borrower on the Assumption Date.

            (viii) Fees and Expenses Paid. There shall have been paid to the Agent, for the accounts of the Agent and the other Banks, as applicable, all fees due and payable on or before the Assumption Date and all expenses due and payable on or before the Assumption Date, including, without limitation, reasonable attorneys' fees and expenses, and other costs and expenses incurred in connection with the New Borrower Assumption, to the extent payable by the Borrower pursuant to Section 10.3 hereof.

      Upon the satisfaction of each of the above conditions, and further upon the receipt by each Bank of its New Borrower Note, if applicable, such Bank shall mark its original Note cancelled and return such Note to the Agent for return to the Borrower.

      SECTION 9.3. Effect of Merger and New Borrower Assumption.

      (a) From and after the Assumption Date, each of the references in this Agreement (A) to the "Borrower", "AIF" or "RIF" shall be deemed to be references to the New Borrower; (B) to the "Notes" shall be deemed to be references to the New Borrower Notes; and (C) to the "Guaranty" or the "Guarantor" shall be deleted and the Guaranty will be released.

      (b) From and after the Assumption Date, Section 6.1(j) hereof shall be amended by the addition of the following language, "or, if Borrower is a partnership, Borrowe-r's general partner shall cease to qualify as a real estate investment trust."

      (c) From and after the effective date of the Merger, to the extent that any New Acquisition or Real Property Asset, which is not a Borrowing Base Property as of such effective date, is owned by any Consolidated Subsidiary which is a distinct corporate or partnership entity (exclusive of mere title holding entities, such as land trusts), then, in addition to the conditions set forth in Section 3.3 and 3.4 hereof, as applicable, such Consolidated Subsidiary shall execute a Subsidiary Guaranty as a condition to the inclusion of such asset as a Borrowing Base Property hereunder; provided, however that the Banks shall not require the delivery of a legal opinion with respect to any such Subsidiary Guaranty.

      SECTION 9.4. Effect of IPO.

      (a) Definitional Changes. From and after the consummation of the IPO, the definition of "Gross Asset Value" contained in Section 1.1 hereof shall be deleted in its entirety and replaced with the following:

            "Gross Asset Value" shall mean (i) with respect to a Real Property Asset that was acquired, directly or indirectly, within the twelve (12) months prior to the date of determination, (A) prior to the first full quarter following such acquisition, the Acquisition Price of such Real Property Asset plus any Capital Expenditures actually incurred by the Borrower or its Subsidiary in connection with such Real Property Asset (which, for the purpose of this definition shall include any expenditures that would have been considered Capital Expenditures except that they were made with respect to the acquisition by the Borrower or its Consolidated Subsidiaries of any interest in a Real Property Asset within twelve months after the date such interest in asset was acquired) and (B) from and after the first full quarter following such acquisition, the lesser of (x) the amount in clause (i)(A) above and (y) the Net Operating Cash Flow applicable to such Real Property Asset (provided that such Net Operating Cash Flow shall be calculated on an annualized basis based upon the actual amount of Net Operating Cash Flow for the period of Borrower's ownership of such Real Property Asset), in each case capitalized at an annual interest rate of 9.5% if such Real Property Asset is primarily a retail use property and 9.25% if such Real Property Asset is primarily an industrial use property; and (ii) with respect to a Real Property Asset that was acquired, directly or indirectly by the Borrower more than twelve (12) months prior to the date of determina-tion, the Net Operating Cash Flow applicable to such Real Property Asset capitalized at an annual interest rate of 9.5% if such Real Property Asset is primarily a retail use property and 9.25% if such Real Property Asset is primarily an industrial use property."

      (b) Deletion of Appraisal and Valuation Requirements. From and after the consummation of the IPO, the Borrower shall not be required to obtain Annual Appraisals of the Borrowing Base Properties and the following changes shall be deemed to have been made to this Agreement:

            (i) The definition of "Annual Appraisal" contained in Section 1.1 hereof shall be deleted in its entirety.

            (ii) The definition of "Appraised Value" contained in Section 1.1 hereof shall be deleted in its entirety.

            (iii) The definition of "Valuation Date" contained in Section 1.1 hereof shall be deleted in its entirety.

            (iv)  Section 5.1(i) shall be deleted in its entirety.

            (v)   Section 5.17 shall be deleted in its entirety.

            (vi)  Section 5.18 shall be deleted in its entirety.


                                    ARTICLE X

                                  MISCELLANEOUS

      SECTION 10.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate answerback is received, (ii) if given by mail,

72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

      SECTION 10.2. No Waivers. No failure or delay by the Agent or any Bank or Borrower in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 10.3. Expenses; Indemnification.

      (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including, without limitation, appraisal fees, engineering fees, and fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Agent, as well as fees and disbursements of internal counsel (except that in connection with the preparation and negotiation of this Agreement, Agent's legal fees (exclusive of disbursements) shall not exceed $50,000), in connection with the preparation, syndications and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the New Borrower Assumption and the documents and instruments executed and delivered in connection therewith, and further modifications or syndications of the Facility in connection therewith, the administration of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or Event of Default hereunder, and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel for the Agent and each of the Banks, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document, (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities involving Hazardous Substances, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Agent and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred by reason of (i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction, (ii) the breach of this Agreement by such Indemnitee, as finally determined by a court of competent jurisdiction and (iii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

      (c) The Borrower shall pay, and hold the Agent and each of the Banks harmless from and against, any and all present and future U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

      SECTION 10.4. Sharing of Set-Offs. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, any Bank may, by separate agreement with the Borrower, waive its right to set off contained herein or granted by law and any such written waiver shall be effective against such Bank under this Section 10.4.

      SECTION 10.5. Amendments and Waivers. Any provision of this Agreement or the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, except as provided below, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) change the percentage of the

Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (v) release any Guarantor or the Guaranty, or (vi) modify the Guaranty.

      SECTION 10.6. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks except as permitted by Section 5.10 hereof.

      (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii), (iii) or (iv) of Section 10.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

      (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent which consent shall not be unreasonably withheld; provided that if an Assignee is an affiliate of such transferor Bank, no such consent shall be required provided that the rating of such affiliate's senior unsecured indebtedness shall be at least investment grade at such time (although nothing contained herein shall limit the right of any Bank to assign its interest herein as aforesaid to any successor by merger or consolidation); provided further, until such time as an Event of Default has occurred and subject to the provisions of subsection (d) of this Section 10.6 and any reduction pursuant to Section 2.10(c) hereof, at all times during the Term, Morgan or an affiliate of Morgan shall retain a minimum Commitment of $10,000,000 unless (i) required by law, regulation, administrative decree or court order to divest all or any part of such Commitment or (ii) a lesser amount is consented to by Borrower; and provided further that, upon the occurrence and during the continuation of an Event of Default, a Bank may assign its interest herein to an affiliate, regardless of rating and furthermore that Borrower shall have no right to consent to any Assignee. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

      (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder. Promptly upon being notified in writing of such transfer, Agent shall notify Borrower thereof.

      (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

      SECTION 10.7. Collateral. Each of the Banks repre- sents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as de- fined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

      SECTION 10.8. Governing Law; Submission to Jurisdiction. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives, to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives, to the extent permitted by applicable law, and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

      Section 10.9. Marshalling; Recapture. Neither the Agent nor any Bank shall be under any obligation to marshall any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

      SECTION 10.10. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

      SECTION 10.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 10.12. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

      SECTION 10.13. Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

      SECTION 10.14. Limitation of Liability. No claim may be made by the Borrower or any other Person against the Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

      SECTION 10.15. Recourse. All obligations, covenants and agreements of Borrower contained in or evidenced by this Agreement, the Notes and any Loan Document shall be fully recourse to Borrower and each and every asset of Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement or the Note or any Loan Document shall be had against the Advisor or any officer, director, shareholder or employee of Borrower or Advisor (a "Non-Recourse Party") and no such Non-Recourse Party shall be personally liable for payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by each Bank and the Agent).

      SECTION 10.16. Confidentiality. Each Bank and the Agent agrees that it shall maintain confidentiality with regard to nonpublic information concerning the Borrower obtained from the Borrower pursuant to this Agreement, provided that the Banks and the Agent shall not be precluded from making disclosure regarding such information: (1) to the Banks' and Agent's counsel, accountants and other professional advisors (who are, in each case, subject to this confidentiality agreement), (ii) to officers, directors, employees, agents and partners of each Bank, and the Agent who need to know such information (who are, in each case, subject to this confidentiality agreement), (iii) in response to a subpoena or order of a court or governmental agency, (iv) to any entity participating or considering participating in any credit made under this Agreement, provided, the Banks and Agent shall require that any such entity be subject to this Section 10.16, however, Banks and Agent shall have no duty to monitor any participating entity and shall have no liability in the event that any participating entity violates this Section 10.16, or (v) as required by law, GAAP or applicable regulation. In connection with enforcing its rights pursuant to this Section 10.16, Borrower shall be entitled to the equitable remedies of specific performance and injunctive relief against the Agent or any Bank which shall breach the confidentiality provisions of this Section 10.16.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                          AMB CURRENT INCOME FUND, INC.,
                          a Maryland corporation

                          By:_____________________________
                          Name:
                          Title:


                          505 Montgomery Street
                          San Francisco, CA  94111
                          Attention: Chief Financial Officer
                          Facsimile No.: (415) 394-9001


Commitments               Banks

$25,000,000               MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                          By:_____________________________
                          Name: Timothy O'Donovan
                          Title: Vice President

                          c/o       J.P. Morgan Services Inc.
                          500 Stanton Christiana Road
                          Newark, DE  19713-2107
                          Attention:        Jennifer Van Landingham
                          Telecopy:  (302) 634-4222

                          DOMESTIC AND EURO-DOLLAR
                          LENDING OFFICE:
                          c/o       J.P. Morgan Services Inc.
                          500 Stanton Christiana Road
                          Newark, DE  19713-2107
                          Attention: Jennifer Van Landingham
                          Telecopy:  (302) 634-4222

      Signature Page to AMB Current Income Fund, inc. Amended and Restated
                                Credit Agreement



Commitment                Bank

$25,000,000               BANK OF AMERICA, National Trust and
                          Savings Association


                          By:_____________________________
                          Name:     Donna L. Chiaro
                          Title:    Regional Manager/Vice President


                          DOMESTIC AND EURO-CURRENCY
                          LENDING OFFICE:

                          Bank of America NT & SA
                          CRESG National 9105
                          50 California Street, 11th floor
                          San Francisco, California 94111
                          Attn: Laurence Hughes
                          Telecopy:  (415) 445-4154

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement



Commitment                Bank

$25,000,000               DRESDNER BANK AG, NEW YORK AND GRAND
                          CAYMAN BRANCHES


                          By:_____________________________
                          Name:
                          Title:

                          By:_____________________________
                          Name:
                          Title:

                          DOMESTIC AND EURO-DOLLAR
                          LENDING OFFICE:
                          Dresdner Bank AG
                          333 South Grand Avenue, Suite 1700
                          Los Angeles, CA 90071
                          Attention: Vitol Wiacek
                          Telecopy:  (213) 473-5450

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement


Commitment                Bank

$25,000,000               FLEET NATIONAL BANK


                          By:_____________________________
                          Name:
                          Title:

                          DOMESTIC AND EURO-DOLLAR
                          LENDING OFFICE:
                          Fleet Bank
                          111 Westminster Street
                          Providence, RI 02903
                          Attention: Debbie Fox
                          Telecopy:  (401) 278-5166

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement


Commitment                Bank

$25,000,000               THE BANK OF NOVA SCOTIA, acting through
                          its San Francisco Agency


                          By:_____________________________
                          Name: Paul Stiplosek
                          Title: Relationship Manager

                          DOMESTIC AND EURO-DOLLAR
                          LENDING OFFICE:
                          Bank of Nova Scotia
                          580 California Street, 48th floor
                          San Francisco, CA 94104
                          Attn: Office Head, Real Estate Banking
                          Telecopy:  (415) 397-0791

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement


Commitment                Bank

$20,000,000               COMMERZBANK AKTIENGESELLSCHAFT,
                          LOS ANGELES BRANCH


                          By:_____________________________
                          Name:
                          Title:

                          By:_____________________________
                          Name:
                          Title:

                          DOMESTIC AND EURO-DOLLAR
                          LENDING OFFICE:
                          Commerzbank AG
                          660 S. Figueroa Street
                          Los Angeles, California
                          Attention: Steve Larsen
                          Telecopy:  (213) 623-8223

                          and to:

                          Commerzbank AG
                          Two World Financial Center
                          New York, NY  10281-1050
                          Attention: David Schwartz, Vice President
                          Telecopy: 212-266-7530

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement


Commitment                Bank

$20,000,000               CORESTATES BANK, N.A.


                          By:_____________________________
                          Name:
                          Title:



                          DOMESTIC AND EURO-DOLLAR LENDING OFFICE:
                          CoreStates Bank
                          FC 1-8-10-67
                          1339 Chestnut Street
                          Philadelphia, PA  19107-7618
                          Attn: R. Scott Relick, Vice President
                          Telecopy: 215-786-6381

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement


Commitment                Bank

$20,000,000               THE INDUSTRIAL BANK OF JAPAN, LIMITED
                          LOS ANGELES AGENCY


                          By:_____________________________
                          Name:
                          Title:

                          By:_____________________________
                          Name:
                          Title:

                          DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

                          Industrial Bank of Japan, Limited
                          350 South Grand Avenue, Suite 1500
                          Los Angeles, CA  90071
                          Attn: Hiroshi Maekawa
                          Telecopy: 213-488-9840

      Signature Page to AMB Current Income Fund, Inc. Amended and Restated
                                Credit Agreement


Commitment                Bank

$15,000,000               UNION BANK OF CALIFORNIA, N.A.


                          By:_____________________________
                          Name:
                          Title:

                          By:_____________________________
                          Name:
                          Title:

                          DOMESTIC AND EURO-DOLLAR LENDING OFFICE:

                          Union Bank of California, N.A.
                          San Francisco Corporate Office
                          350 California Street, 7th Floor
                          San Francisco, CA  94104
                          Attn:     Diana Giacomini
                          Telecopy: 415-433-7438

Total Commitments

$200,000,000              MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, as Agent


                          By:_____________________________
                          Name: Timothy O'Donovan
                          Title: Vice President

                          c/o     J.P. Morgan Services Inc.
                          500 Stanton Christiana Road
                          Newark, DE 19713-2107
                          Attn:  Jennifer Van Landingham
                          Telecopy: (302) 634-4222


                          FUNDING INSTRUCTIONS:
                          Morgan Guaranty Trust Company of
                            New York
                          60 Wall Street
                          New York, New York  10260-0060
                          ABA # 021 000 238

                          For Credit to:  Loan Department
                          Account Number 999-99-090
                          Reference: AMB Current Income Fund

                                                                       EXHIBIT A

                                  FORM OF NOTE


                                      NOTE


$ ________________                                            New York, New York

                                                              ____________, 199_


      For value received, AMB Current Income Fund, Inc., a Maryland corporation (the "Borrower"), promises to pay to the order of ____________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

      All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

      This note is one of the Notes referred to in the Amended and Restated Revolving Credit Agreement dated as of August 8, 1997 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the pre-payment hereof and the acceleration of the maturity hereof.

      All obligations, covenants and agreements contained or evidenced in this Note, shall be fully recourse to Borrower and each and every asset of Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, agreement contained in this Note shall be had against any Non-Recourse Party (as defined in the Credit Agreement) and no such Non-Recourse Party shall be personally liable for payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by each Bank and the Agent).

                                       AMB CURRENT INCOME FUND, INC.



                                       By: ______________________
                                       Name:
                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------

                                       Amount of
            Amount of     Type of      Principal     Maturity       Notation
Date           Loan         Loan        Repaid         Date          Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT B


                                  See Attached.

                                    EXHIBIT C


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


AGREEMENT dated as of __________, 199_ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), AMB CURRENT INCOME FUND, INC. (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                               W I T N E S S E T H


      WHEREAS, this Assignment and Assumption Agreement (the "Assignment") relates to the Amended and Restated Revolving Credit Agreement dated as of August 8, 1997 (the "Credit Agreement") among the Borrower, the Assignor and the other Banks party thereto, as Banks, and the Agent;

      WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

      WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $____________ are outstanding at the date hereof; and

      WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not other- wise defined herein shall have the respective meanings set forth in the Credit Agreement.

SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the

Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.* It is understood that Commitment Fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

SECTION 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agent to the extent required by Section 10.6(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent (if such consent is required). Pursuant to Section 10.6(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall

----------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

      SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York

      SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]


                                   By:_______________________
                                      Title:

                                   [ASSIGNEE]


                                   By:________________________
                                      Title:

                                   AMB CURRENT INCOME FUND, INC.


                                   By:________________________
                                      Title:__________________


                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                   By:________________________
                                      Title:

                                                                       EXHIBIT D


                        NEW BORROWER ASSUMPTION AGREEMENT


                                 (See Attached)

                                                                       EXHIBIT E


                            FORM OF NEW BORROWER NOTE


                                      NOTE


$ ________________                                            New York, New York

                                                              ____________, 199_


      For value received, [INSERT NAME OF NEW BORROWER] (the "Borrower"), promises to pay to the order of ____________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

      All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

      This note is one of the New Borrower Notes referred to in the Amended and Restated Revolving Credit Agreement dated as of August 8, 1997 among AMB Current Income Fund, Inc., the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Borrower has assumed AMB Current Income Fund, Inc.'s rights and obligations in, to and under the Credit Agreement pursuant to that certain Assumption Agreement, of even date herewith, by and between Borrower and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

      All obligations, covenants and agreements contained or evidenced in this Note, shall be fully recourse to Borrower and each and every asset of Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, agreement contained in this Note shall be had against any Non-Recourse Party (as defined in the Credit Agreement) and no such Non-Recourse Party shall be personally liable for payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by each Bank and the Agent).


                                       [NEW BORROWER]



                                       By: ______________________
                                       Name:
                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------

                                       Amount of
            Amount of     Type of      Principal     Maturity       Notation
Date           Loan         Loan        Repaid         Date          Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT F


                         LIST OF ASSUMPTION DOCUMENTS**

1. Assumption Agreement between the "New Borrower" and Morgan Guaranty Trust Company of New York, as agent for the Banks.

2. Promissory Notes executed by New Borrower and payable to each Bank evidencing the Loans to be made by such Bank under the Credit Agreement.

3. If the New Borrower is a partnership: the General Partner Guaranty by the general partner of the "New Borrower".

4.    If applicable, any Subsidiary Guaranties.

5. If the New Borrower is a partnership: Certificate of the Secretary of the New Borrower or, if applicable, the general partner of the New Borrower dated the date of the New Borrower Assumption (a) certifying (1) the names and true signatures of the incumbent officers of the general partner of the New Borrower authorized to sign the Assumption Agreement, the Notes, the General Partner Guaranty and the other Loan Documents on behalf of the New Borrower and the general partner, as applicable, (2) the resolutions of the general partner of the New Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Assumption Agreement, the Notes, the General Partner Guaranty and all other Loan Documents executed by the New Borrower and the general partner, as applicable, (3) a copy of the Certificate of Incorporation of the general partner of the New Borrower, together with all amendments thereto, if any, certified by the Secretary of State of its incorporation, (4) the partnership agreement of the New Borrower together with a copy of the Certificate of Limited Partnership of the New Borrower certified by the Secretary of State of the New Borrower's formation and (b) attaching copies of each of the foregoing items so certified.

6. If the New Borrower is a corporation: Certificate of the Secretary of the New Borrower dated the date of the New Borrower Assumption (a) certifying (1) the names and true signatures of the incumbent officers of the New Borrower authorized to sign the Assumption Agreement, the Notes, and the other Loan Documents on behalf of the New Borrower, (2) the resolutions of the New Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Assumption Agreement, the Notes, and all other Loan Documents executed by the New Borrower, (3) a copy of the Certificate of Incorporation of the New Borrower, together with all amendments thereto, if any,


----------
**    Capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

certified by the Secretary of State of its incorporation, and (b) attaching copies of each of the foregoing items so certified.

7. Certificates of Good Standing for the New Borrower and, if the New Borrower is a partnership, the general partner of the New Borrower.

8. Opinion of counsel for the New Borrower, regarding the due authorization, execution, delivery and enforceability of the Assumption Agreement and the Notes, in form and substance satisfactory to the Agent, and opinion of special Maryland counsel for the New Borrower (or, if applicable, the general partner of the New Borrower), in form and substance satisfactory to the Agent (including an opinion of counsel with respect to the General Partner Guaranty, if applicable). The Banks shall not require legal opinions with respect to any Subsidiary Guaranty.

9. Officer's Certificates of the New Borrower dated the Assumption Date, certifying, among other things, satisfaction of the conditions precedent to the New Borrower Assumption set forth in Section 9.2 of the Credit Agreement, including, without limitation, the items set forth in Section 9.2(a)(iii).

                                                                       EXHIBIT G


                   FORM OF BORROWING BASE PROPERTY CERTIFICATE

                                     [Date]

To: Morgan Guaranty Trust Company of New York ("Agent"), as Agent for the Banks party to Amended and Restated Revolving Credit Agreement dated as of August 8, 1997 (the "Credit Agreement") among AMB Current Income Fund, Inc., and the Banks party thereto, as banks, and the Agent

      Re: [INSERT DESCRIPTION OF THE NEW ACQUISITION OR REAL PROPERTY ASSET TO BE ADDED TO BORROWING BASE] (the "New Borrowing Base Property")

      The undersigned requests that the above-described New Borrowing Base Property be added to the "Borrowing Base Properties" under the terms of the Credit Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

      Pursuant to Section 3.3(a) of the Credit Agreement, the undersigned hereby certifies as follows with respect to the New Borrowing Base Property:

            1. The New Borrowing Base Property is 100% owned in fee or leasehold by AIF or RIF or a Consolidated Subsidiary of AIF or RIF.***

            2. The New Borrowing Base Property is not subject to any Lien, other than Permitted Liens.

            3. The New Borrowing Base Property is not an interest in a participating mortgage.

      Insert if New Borrowing Base Property is owned by any Consolidated Subsidiary which is a distinct corporate or partnership entity (exclusive of mere title holding entities, such as land trusts): The Consolidated Subsidiary that owns the New Borrowing Base Property has delivered to the Agent a Subsidiary Guaranty with respect thereto, as required by Section 9.3 of the Credit Agreement.

      The undersigned acknowledges and agrees that the Agent and the Banks will be relying on the foregoing certifications in adding the New Borrowing Base Property as a Borrowing Base Property under the Credit Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the date first above written.

                                       AMB CURRENT INCOME FUND, INC.


                                       By:____________________________
                                       Title:_________________________


----------

***   Subsequent to the AMB Consolidation Transactions, the term "Borrower" will be substituted for "AIF or RIF".

                                                                       EXHIBIT H

                        FORM OF GENERAL PARTNER GUARANTY

                                                                SCHEDULE 4.17(a)


                              REAL PROPERTY ASSETS


Los Angeles Industrial Portfolio*

Texas Industrial Portfolio

Minneapolis Distribution Center

Southbay Industrial Portfolio*

Lake Michigan Industrial Portfolio

Southfield Industrial Portfolio*@

Lisle Industrial

Elk Grove Industrial*

Kent Centre Industrial

Two South Middlesex Industrial

Beacon Industrial

Milmont Page Business Center*

Bayhill Shopping Center

Five Points Shopping Center

Corbins Corner Shopping Center*

Pleasant Hill Shopping Center*

Applewood Village Shopping Center

Artesia Industrial Portfolio*

Randall's Houston Shopping Centers

Riverview Shopping Center

Long Gate Shopping Center

Rockford Road Shopping Center

* See Schedule 4.17(b)
@ Southfield Industrial Portfolio includes Old Dixie

                                                                SCHEDULE 4.17(b)

                              LIENS

South Bay Industrial Joint Venture Mortgage                 $19,571,001
        (AMB/SF/CIF Limited Partnership)

Los Angeles Industrial Portfolio                            $19,199,000

Southfield Industrial Portfolio@                            $11,315,000

Elk Grove Industrial Portfolio                              $11,826,000

Milmont Page Business Center                                $ 5,110,000

Artesia Industrial Portfolio                                $54,100,000

Corbins Corner Shopping Center                              $14,527,000

Pleasant Hill Shopping Center                               $11,023,000


@ Southfield Industrial Portfolio lien does not include Old Dixie